UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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OLD NATIONAL BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Old National Bancorp
One Main Street
Evansville, Indiana 47708

Notice of Annual Meeting of Shareholders

To Our Shareholders:

The 2008 Annual Meeting of Shareholders of Old National Bancorp (the “Company”) will be held at the Red Skelton Performing Arts Center on the Vincennes University Campus, 20 Portland Avenue, Vincennes, Indiana 47591 on Thursday, May 15, 2008, at 10:00 a.m. Eastern Daylight Time/9:00 a.m. Central Daylight Time for the following purposes:

(1)	The election of the Company’s Board of Directors consisting of eleven Directors to serve for one year and until the election and qualification of their successors.

(2)	Approval of the Old National Bancorp 2008 Incentive Compensation Plan.

(3)	Ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008.

(4)	Transaction of such other matters as may properly come before the meeting or any adjournments and postponements thereof.

Common shareholders of record at the close of business on March 7, 2008 are entitled to notice of, and to vote at, the Annual Meeting.

By Order of the Board of Directors

Jeffrey L. Knight
Executive Vice President, Chief Legal Counsel and Corporate Secretary

March 27, 2008

IMPORTANT

Please submit your proxy promptly by mail or by Internet. In order that there may be proper representation at the meeting, you are urged to complete, sign, date and return the enclosed proxy in the envelope provided or vote by Internet, whether or not you plan to attend the meeting. No postage is required if mailed in the United States.

i

Old National Bancorp
One Main Street
Evansville, Indiana 47708

Proxy Statement

For the Annual Meeting of Shareholders
to be held on May 15, 2008, at 10:00 a.m. EDT (9:00 a.m. CDT/Evansville time)
at the Red Skelton Performing Arts Center — Vincennes University Campus
20 Portland Avenue, Vincennes, IN 47591

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to be
held on May 15, 2008.

The Proxy Statement and 2007 Annual Report to Shareholders is available at
http://www/snl.com/irweblinkx/docs.aspx?iid=100391.

General Information about the Annual Meeting of Shareholders and Voting

Why am I receiving these materials?

This Proxy Statement and the enclosed proxy materials relate to the Annual Meeting of Shareholders (“Annual Meeting”) of Old National Bancorp (the “Company” or “Old National”) to be held on May 15, 2008, at 10:00 a.m. Eastern Daylight Time (Vincennes time), 9:00 a.m. Central Daylight Time (Evansville time). These proxy materials are being furnished by the Company in connection with a solicitation of proxies by the Company’s Board of Directors (the “Board”) and are being mailed on or about March 27, 2008.

Where is the Annual Meeting?

The Annual Meeting will be held at the Red Skelton Performing Arts Center on the Campus of Vincennes University, 20 Portland Avenue, Vincennes, Indiana 47591.

Shareholders will be admitted to the Annual Meeting beginning at 9:00 a.m. Eastern Daylight Time. Seating will be limited.

Driving directions are as follows:

From the north via US 41 (from Terre Haute)

Exit from US 41 onto 6th Street.
Turn right onto State Street.
Turn left onto 2nd Street.
Turn right onto Portland Avenue.
The Red Skelton Center is on the left.
Parking is on the right.

From the south via US 41 (from Evansville)

Exit from US 41 onto Hart Street.
Turn right onto 2nd Street.
Turn left onto Portland Avenue.
The Red Skelton Center is on the left.
Parking is on the right.

Who can attend the Annual Meeting?

Only shareholders of the Company of record as of March 7, 2008 (the “Record Date”), their authorized representatives and guests of the Company may attend the Annual Meeting. Admission will be by ticket only.

How do I receive an admission ticket?

If you are a registered shareholder (your shares are held in your name) and plan to attend the meeting, your Annual Meeting admission ticket can be detached from the top portion of the proxy card.

If your shares are held in “street name” (in the name of a bank, broker or other holder of record) and you plan to attend the meeting, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date for admittance to the meeting.

No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Who may vote at the Annual Meeting?

These proxy materials are provided to holders of the Company’s common stock who were holders of record on the Record Date. Only the Company’s common shareholders of record on the Record Date are entitled to vote at the Annual Meeting. On the Record Date 66,372,011 shares of the Company’s common stock were outstanding.

As of the Record Date, to the knowledge of the Company, no person or firm, other than the Company, beneficially owned more than 5% of the common stock of the Company outstanding on that date. As of March 7, 2008, no individual Director, nominee or officer beneficially owned more than 5% of the common stock of the Company outstanding.

As of the Record Date, to the knowledge of the Company, only the Company indirectly beneficially owned more than 5% of the outstanding common stock of the Company. The Company indirectly owned 2,066,656 shares of common stock of the Company, which constituted 3.11% of the outstanding common stock of the Company on that date. These shares are held in various fiduciary capacities through the Company’s wholly-owned trust company.

How do I vote if I am a registered shareholder?

Each share of the Company’s common stock outstanding on the Record Date will be entitled to one vote at the Annual Meeting. Proxy cards are enclosed to facilitate voting.

If you are a shareholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the following methods indicated below. Execution of the enclosed proxy card or voting via the Internet will not affect your right to attend the Annual Meeting. If you vote by Internet, please do not mail your proxy card. If you vote by Internet and you submit a proxy card, only the most recently submitted vote will be counted.

•	Vote by Proxy Card: by completing, signing, dating and mailing the enclosed proxy card in the envelope provided; or

•	Vote by Internet: by going to the web address www.oldnational.com and following the simple online instructions for Internet voting.

If your shares are held in “street name,” your broker will provide you with materials and instructions for voting your shares.

Shares of the Company’s common stock for which instructions are received will be voted in accordance with the shareholder’s instructions. If you send in your proxy card or use Internet voting, but do not specify how you want to vote your shares, the proxy holders will vote them FOR each of the items being proposed by the Board and in the discretion of the proxy holders as to any other business that may properly come before the Annual Meeting and any adjournment or postponements thereof.

Can I change my vote after I return the proxy card or after voting electronically?

If you are a shareholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

•	Submitting another proper proxy with a more recent date than that of the proxy first given by:

(1)	following the Internet voting instructions, or

(2)	completing, signing, dating and returning a proxy card to the Company’s Corporate Secretary.

•	Sending written notice of revocation to the Company’s Corporate Secretary.

•	Attending the Annual Meeting and voting by ballot (although attendance at the Annual Meeting will not, in and of itself, revoke a proxy).

If you hold your shares in “street name” through a broker, you may revoke your proxy by following instructions provided by your broker. No notice of revocation or later-dated proxy will be effective until received by the Company’s Corporate Secretary at or prior to the Annual Meeting.

Will the Annual Meeting be webcast?

Our Annual Meeting will be webcast on May 15, 2008. You are invited to visit www.oldnational.com at 10:00 a.m. Eastern Daylight Time on May 15, 2008, to access the webcast of the meeting. Registration for the webcast is not required. An archived copy of the webcast will also be available on our website through May 14, 2009.

How many votes are needed to have the proposals pass?

Election of Directors.  A plurality of the votes cast at the meeting is required to elect directors. This means that the Director nominee with the most votes for a particular slot is elected for that slot. You may vote “for” or “withheld” with respect to the election of directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a Director. Abstentions are not counted for purposes of the election of Directors.

On July 27, 2006, our Board adopted a corporate governance policy regarding director elections that is contained in our Corporate Governance Guidelines. The policy provides that in any uncontested election, any nominee for director who receives a greater number of votes “withheld” for his or her election than votes “for” such election will tender his or her resignation as a director promptly following the certification of the shareholder vote. The Corporate Governance and Nominating Committee, without participation by any director so tendering his or her resignation, will consider the resignation offer and recommend to the Board whether to accept it. The Board, without participation by any director so tendering his or her resignation, will act on the Corporate Governance and Nominating Committee’s recommendation no later than 90 days following the date of the Annual Meeting at which the election occurred. If the Board decides to accept the director’s resignation, the Corporate Governance and Nominating Committee will recommend to the Board whether to fill the resulting vacancy or to reduce the size of the Board. We will promptly disclose the Board’s decision and the reasons for the decision in a broadly disseminated press release that will also be furnished to the Securities and Exchange Commission (“SEC”) on Form 8-K.

Approval of the 2008 Incentive Compensation Plan.  The approval of the Old National Bancorp 2008 Incentive Compensation Plan requires the affirmative vote of a majority of the shares present in person or by proxy at the meeting.

Ratification of Independent Registered Public Accounting Firm.  The affirmative vote of a majority of the shares present in person or by proxy is required for ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm of the Company for fiscal year 2008.

What is “householding”?

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, a single copy of the annual report and proxy statement will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless one of the shareholders at that address notifies us that they wish to receive individual copies. This procedure reduces our printing costs and fees.

Shareholders who participate in householding will continue to receive separate proxy cards.

Householding will not affect dividend check mailings in any way.

If a single copy of the annual report and proxy statement was delivered to an address that you share with another shareholder, at your written or oral request to the Company’s Shareholder Services Department at 812-464-1296 or 1-800-677-1749, at P.O. Box 929, Evansville, Indiana 47706-0929, or via email to shareholderservices@oldnational.com, we will promptly deliver a separate copy.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

How are abstentions and broker non-votes treated?

Abstentions or broker non-votes will not be voted “for” or “against” any items or other matters presented at the meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but broker non-votes will not be counted for quorum purposes if the broker has failed to vote as to all matters.

With respect to the election of directors, abstentions, broker non-votes and instructions on the enclosed form of proxy to “withhold authority” to vote “for” one or more of the nominees will result in the nominee receiving fewer votes, but will not affect the outcome of the election.

With respect to the proposal to approve the Old National Bancorp 2008 Incentive Compensation Plan, abstentions and broker non-votes will have the same effect as a vote “against” the proposal, provided that the total votes cast on the proposal represents over 50% in interest of all securities entitled to vote on the proposal.

With respect to the proposal to ratify the selection of the independent accounting firm, abstentions and broker non-votes shall have no effect on the outcome of the vote.

How do I designate my proxy?

If you wish to give your proxy to someone other than the proxies identified on the proxy card, you may do so by crossing out all the names of the proxy members appearing on the proxy card and inserting the name of another person. The signed card must be presented at the Annual Meeting by the person you have designated on the proxy card.

Who will pay for the costs involved in the solicitation of proxies?

The Company will pay all costs of preparing, assembling, printing and distributing the proxy materials. In addition to solicitations by mail, Directors and Officers of the Company and its subsidiaries may solicit proxies personally, by telephone or in person, telefax and electronic mail, but such persons will not be specially compensated for their services.

We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

Other Matters Related to the Meeting

Only matters brought before the Annual Meeting in accordance with the Company’s By-laws will be considered. Aside from the items listed above in the Notice of Annual Meeting, the Company does not know of any other matters that will be presented at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment, the proxy holders will vote them in accordance with their best judgment.

Should any nominee for Director become unable or unwilling to accept nomination or election, the persons acting under the proxy intend to vote for the election of another person recommended by the Corporate Governance and Nominating Committee of the Board and nominated by the Board. The Company has no reason to believe that any of the nominees will be unable or unwilling to serve if elected to office.

Report of the Corporate Governance and
Nominating Committee and Other Board Matters

The Corporate Governance and Nominating Committee is primarily responsible for corporate governance matters affecting the Company and its subsidiaries. The Corporate Governance and Nominating Committee operates under a written charter which conforms to the requirements of the SEC and the New York Stock Exchange (“NYSE”).

Role and Functioning of the Board

The Board, which is elected by the shareholders, selects the Executive Leadership Group (“ELG”), which is the executive management team charged with the conduct of the Company’s business. Having selected the ELG, the Board acts as an advisor and counselor to management and ultimately monitors its performance. The Board has the responsibility for overseeing the affairs of the Company and, thus, an obligation to keep informed about the Company’s business. This involvement enables the Board to provide guidance to management in formulating and developing plans and to exercise its decision-making authority on appropriate matters of importance to the Company. Acting as a full Board and through the Board’s six standing committees, the Board oversees and approves the Company’s strategic plan. The Board regularly reviews the Company’s progress against its strategic plan and exercises oversight and decision-making authority regarding strategic areas of importance to the Company.

The Company’s Corporate Governance Guidelines provide for a non-executive Chairman (currently Larry E. Dunigan), who acts as chair of meetings of the Board; leads executive sessions of the Board; consults and meets with any or all outside directors as required and represents such directors in discussions with management of the Company on corporate governance issues and other matters; ensures that the Board, Committees of the Board, individual directors and management of the Company understand and discharge their duties and obligations under the Company’s system of corporate governance; mentors and counsels new members of the Board to assist them in becoming active and effective directors; leads the Board in the annual evaluation of the CEO’s performance; acts in an advisory capacity to the president and CEO in all matters concerning the interests of the Board and relationships between management and the Board; and performs such other duties and responsibilities as may be delegated to the non-executive Chairman by the Board from time to time.

Executive sessions, or meetings of outside Directors without management present, are held at regular intervals for both the Board and the Committees. Mr. Dunigan, as the non-executive Chairman of the Company, serves as the presiding director of the executive session meetings of the non-management Directors of the Board. The Board meets in executive session a minimum of four times each year.

The Board met five times during 2007. Each Director attended 93% or more of Board meetings and meetings of Committees on which they served in 2007. Directors as a group attended an average of 98% of the Board meetings and meetings of Committees on which they served in 2007.

Corporate Governance and Nominating Committee Scope of Responsibilities

The Corporate Governance and Nominating Committee has responsibility for recruiting and nominating new Directors, assessing the independence of non-management Directors, leading the Board in its annual performance evaluation, reviewing and assessing the adequacy of the Corporate Governance Guidelines and retaining outside advisors as needed to assist and advise the Board with respect to legal and other accounting matters. The Corporate Governance and Nominating Committee is also responsible for reviewing with the full Board, on an annual basis, the requisite skills and characteristics of Board members as well as the composition of the Board as a whole.

Attendance at Annual Meetings

The Company has not established a formal policy regarding Director attendance at its Annual Meeting, but it encourages all Directors to attend these meetings and reimburses expenses associated with attendance. The non-executive Chairman presides at the Annual Meeting. All the Directors attended the Annual Meeting in 2007 with the exception of Charles Storms.

Code of Conduct and Code of Ethics

The Board has adopted the Code of Business Conduct and Ethics that sets forth important company policies and procedures in conducting our business in a legal, ethical and responsible manner. These standards are applicable to all of our directors and employees, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller. In addition, the Audit Committee has adopted the Code of Ethics for CEO and Senior Financial Officers that supplements the Code of Business Conduct and Ethics by providing more specific requirements and guidance on certain topics. The Code of Ethics for CEO and Senior Financial Officers applies to the Company’s Chief Executive Officer, Chief Financial Officer and Controller. The Code of Business Conduct and Ethics and the Code of Ethics for CEO and Senior Financial Officers are available on our website at www.oldnational.com. We will post any material amendments to, or waivers from, our Code of Business Conduct and Ethics and Code of Ethics for Senior Financial Officers on our website within two days following the date of such amendment or waiver.

Employees are required to report any conduct they believe in good faith to be an actual or apparent violation of our Codes of Conduct. In addition, as required under the Sarbanes-Oxley Act of 2002, the Audit Committee has established confidential procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission by company employees of concerns regarding questionable accounting or auditing matters.

Corporate Governance Guidelines

The Board has adopted the Corporate Governance Guidelines that, along with the Company’s corporate charter, By-laws and charters of the various committees of the Board, provide the foundation for the Company’s governance. Among other things, our Corporate Governance Guidelines set forth the (i) minimum qualifications for the Directors; (ii) independence standards for the Directors, (iii) responsibilities of the Directors; (iv) majority vote standard election of directors; (v) committees of the Board, (vi) access of Directors to the officers and employees of the Company; (vii) Directors’ compensation; (viii) procedures for Director orientation and development; (ix) procedures for an annual review of the CEO and management succession planning; (x) stock ownership guidelines for executives and directors; and (xi) procedures for an annual self-evaluation of the Board.

Communications from Shareholders to Directors

The Board believes that it is important that a direct and open line of communication exist between the Board and the Company’s shareholders and other interested parties. As a consequence, the Board has adopted the procedures described in the following paragraph for communications to Directors.

Any shareholder or other interested party who desires to contact Old National’s Chairman or the other members of the Board may do so by writing to: Board of Directors, c/o Corporate Secretary, Old National Bancorp, P.O. Box 718, Evansville, IN 47705-0718. Communications received are distributed to the non-executive chairman or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received. For example, if any complaints regarding accounting, internal accounting controls and auditing matters are received, then they will be forwarded by the Corporate Secretary to the Chairman of the Audit Committee for review.

Policy Regarding Consideration of Director Candidates Recommended by Shareholders

The Company’s nomination procedures for directors are governed by its By-Laws. Each year the Corporate Governance and Nominating Committee makes a recommendation to the entire Board of nominees for election as directors. The Corporate Governance and Nominating Committee will review suggestions from shareholders regarding nominees for election as directors. All such suggestions from shareholders must be submitted in writing to the Corporate Governance and Nominating Committee at the Company’s principal executive office not less than 120 days in advance of the date of the annual or special meeting of shareholders at which directors are to be elected. All written suggestions of shareholders must set forth (i) the name and address of the shareholder making the suggestion, (ii) the number and class of shares owned by such shareholder, (iii) the name, address and age of the suggested nominee for election as Director, (iv) the nominee’s principal occupation during the five years preceding the date of suggestion, (v) all other information concerning the nominee as would be required to be included in the proxy statement used to solicit proxies for the election of the suggested nominee, and (vi) such other information as the Corporate Governance and Nominating Committee may reasonably request. Consent of the suggested nominee to serve as a Director of the Company, if elected, must also be included with the written suggestion.

In seeking individuals to serve as directors, the Corporate Governance and Nominating Committee seeks members from diverse professional backgrounds who combine a broad spectrum of experience and expertise. Directors should have an active interest in the business of the Company, possess a willingness to represent the best interests of all shareholders, be able to objectively appraise management performance, possess the highest personal and professional ethics, integrity and values, and be able to comprehend and advise management on complicated issues that face the Company and Board.

Directors should also demonstrate achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor. Directors are expected to have sound judgment, borne of management or policy making experience that demonstrates an ability to function effectively in an oversight role. In addition, directors should have a general appreciation regarding major issues facing public companies of a size and operational scope similar to that of the Company. These issues include contemporary governance concerns, regulatory obligations of an SEC reporting financial holding company, strategic business planning and basic concepts of corporate finance.

Determination with Respect to the Independence of Directors

It is the policy of the Board that a majority of its members be independent from management, and the Board has adopted Director Independence Standards that meet the listing standards of the NYSE. The portion of our Corporate Governance Guidelines addressing our Director Independence Standards is attached to this proxy statement as Appendix I.

In accordance with our Corporate Governance Guidelines, the Board undertook its annual review of Director independence. During this review, the Board considered any and all commercial and charitable relationships of Directors, including transactions and relationships between each Director or any member of his or her immediate family and the Company and its subsidiaries. Following the review, the Board affirmatively determined, by applying the Director Independence Standards contained in the Corporate Governance Guidelines that each of our Directors nominated for election at this Annual Meeting, is independent of the Company and its management in that none has a direct or indirect material relationship with the Company.

The independent Directors of the Company are Joseph D. Barnette, Jr., Alan W. Braun, Larry E. Dunigan, David E. Eckerle (Mr. Eckerle retired from the Board effective May 17, 2007), Niel C. Ellerbrook, Andrew E. Goebel, Phelps L. Lambert, Arthur H. McElwee, Jr., Marjorie Z. Soyugenc, Kelly N. Stanley and Charles D. Storms. The only non-independent Director is President and CEO, Robert G. Jones. Jones is considered an inside Director because of his employment as President and CEO of the Company.

In addition, all members of the Audit Committee, the Compensation and Management Development Committee and the Corporate Governance and Nominating Committee satisfy the standards of independence applicable to members of such committees established under applicable law, the listing requirements of the NYSE and the Director Independence Standards set forth in the Company’s Corporate Governance Guidelines.

Director Compensation

All outside Directors of the Company receive an annual retainer of $35,000 for serving on the Board. The outside Directors receive $20,000 of the retainer in cash, while $15,000 of the retainer is paid in Company stock. In addition, outside Directors receive $1,500 for each Board meeting they attend. Directors not otherwise employed by the Company also receive $1,000 for each Committee meeting attended and Audit Committee members receive $1,500 for each Audit Committee meeting attended. The Audit Committee Chairman receives an additional annual retainer of $7,500 and Directors serving as a Committee Chairperson on other committees receive an additional annual retainer of $2,500. The non-executive Chairman of the Board receives an additional annual retainer of

$25,000. Robert G. Jones, President and CEO of the Company and the only inside Director on the Board, receives no compensation for his directorship. For more information on Director Compensation, please refer to pages 41 and 42.

Committees of our Board

The following table lists the membership of the Company’s standing Board Committees in 2007.

		Compensation and	Corporate		Risk and	Community and
		Management	Governance and	Funds	Credit	Social
Director	Audit	Development	Nominating	Management	Policy	Responsibility

Joseph D. Barnette, Jr.		X			Chair
Alan W. Braun				X	X	X
Larry E. Dunigan	X	X	Chair
Niel C. Ellerbrook		Chair	X
Andrew E. Goebel	Chair			X	X
Robert G. Jones
Phelps L. Lambert	X		X	Chair
Arthur H. McElwee, Jr.					X	X
Marjorie Z. Soyugenc	X	X				Chair
Kelly N. Stanley			X
Charles D. Storms	X			X		X

The members of the Company’s Board are elected to various committees. The standing committees of the Board include an Executive Committee, an Audit Committee, a Compensation and Management Development Committee, a Corporate Governance and Nominating Committee, a Funds Management Committee, a Risk and Credit Policy Committee, and a Community and Social Responsibility Committee.

When the Board is not in session, the Executive Committee has all of the power and authority of the Board except with respect to amending the Articles of Incorporation or By-Laws of the Company; approving an agreement of merger or consolidation; recommending to the shareholders the sale, lease or exchange of all or substantially all of the Company’s property and assets; recommending to the shareholders a dissolution of the Company or a revocation of such dissolution; declaring dividends; or authorizing the issuance or reacquisition of shares. The Executive Committee did not meet in 2007 and currently does not have any members.

The members of the Audit Committee are Andrew E. Goebel (Chairperson), Larry E. Dunigan, Phelps L. Lambert, Marjorie Z. Soyugenc and Charles D. Storms. The Audit Committee held eight meetings during 2007. The functions of the Audit Committee are described under “Report of the Audit Committee” on page 45. The Audit Committee has adopted a written charter which has been approved by the Board.

The members of the Corporate Governance and Nominating Committee are Larry E. Dunigan (Chairperson), Niel C. Ellerbrook, Phelps L. Lambert, and Kelly N. Stanley. The Corporate Governance and Nominating Committee met four times in 2007. The functions of the Corporate Governance and Nominating Committee are described under “Report of the Corporate Governance and Nominating Committee and Other Board Matters” on page 5. The Corporate Governance and Nominating Committee has adopted a written charter which has been approved by the Board.

The members of the Compensation and Management Development Committee are Niel C. Ellerbrook (Chairperson), Joseph D. Barnette, Jr., Larry E. Dunigan and Marjorie Z. Soyugenc. The Compensation and Management Development Committee met five times during 2007. The functions of the Compensation and Management Development Committee are described under “Report of the Compensation and Management Development Committee — Scope of Responsibilities on page 21. The Compensation and Management Development Committee has adopted a written charter which has been approved by the Board.

The members of the Risk and Credit Policy Committee are Joseph D. Barnette, Jr. (Chairman), Alan W. Braun, Andrew E. Goebel and Arthur H. McElwee, Jr. The Risk and Credit Policy Committee met five times in 2007. The function of the Risk and Credit Policy Committee is to oversee the Company’s policies, procedures and practices relating to credit, operation and compliance risk. The Risk and Credit Policy Committee has adopted a written charter which has been approved by the Board.

The members of the Community and Social Responsibility Committee are Marjorie Z. Soyugenc (Chairperson), Alan W. Braun, Arthur H. McElwee, Jr. and Charles D. Storms. The Community and Social Responsibility Committee met four times in 2007. The Community and Social Responsibility Committee has the responsibility to review the Company’s compliance with the Community Reinvestment Act, Fair Lending Practices, associate commitment and diversity, supplier diversity and the Company’s Affirmative Action Plan. During 2005, the Community and Social Responsibility Committee approved the formation of the Old National Bank Foundation through which major charitable gifts from the Company will be funded. The Community and Social Responsibility Committee has adopted a written charter which has been approved by the Board.

The members of the Funds Management Committee are Phelps L. Lambert (Chairman), Alan W. Braun, Andrew E. Goebel and Charles D. Storms. The Funds Management Committee met six times during 2007. The function of the Funds Management Committee is to monitor the balance sheet risk profile of the Company, including credit, interest rate, liquidity and leverage risks. The Funds Management Committee is also responsible for reviewing and approving the investment policy for the Company. The Funds Management Committee has adopted a written charter which has been approved by the Board.

In addition to serving on the Corporate Governance and Nominating Committee, Kelly Stanley serves as Chairman of the Old National Trust Company Board of Directors and Chairman of Old National Insurance Board of Directors. Both companies are subsidiaries of the Company.

In addition to serving on the Risk and Credit Policy Committee and the Community and Social Responsibility Committee, Arthur McElwee, Jr. serves on the Old National Insurance Board.

Availability of Corporate Governance Documents

The Company’s Corporate Governance Guidelines (including the Director Independence Standards), Board committee charters for the Audit Committee, Corporate Governance and Nominating Committee, and the Compensation and Management Development Committee, as well as the Code of Business Conduct and Ethics, and the Code of Ethics for CEO and Senior Financial Officers can be viewed under the Investor Relations/Corporate Governance link on the Company’s website at www.oldnational.com. These documents, as well as charters for all of the Company’s Board committees, are available in print to any interested party who requests them by writing to: Corporate Secretary, Old National Bancorp, P.O. Box 718, Evansville, IN 47705-0718.

Item 1: Election of Directors

The first item to be acted upon at the Annual Meeting is the election of eleven directors to the Board of the Company. Each of the persons elected will serve a term of one year and until the election and qualification of his or her successor.

If any Director nominee named in this proxy statement shall become unable or decline to serve (an event which the Board does not anticipate), the persons named as proxies will have discretionary authority to vote for a substitute nominee named by the Board, if the Board determines to fill such nominee’s position. Unless authorization is withheld, the enclosed proxy, when properly signed and returned, will be voted “FOR” the election as directors of all of the nominees listed in this proxy statement.

The By-Laws of the Company currently provide for the Board to be comprised of 12 Directors. The Board currently contemplates taking action to either reduce the size of the Board to 11 persons or to fill the vacancy. The proxies may not be voted for a greater number of persons than are presently nominated as Directors.

Pages 11 through 13 and page 18 contain the following information with respect to each Director nominee of the Company: name; principal occupation or business experience for the last five years; age; the year in which the nominee or incumbent Director first became a Director of the Company; the number of shares of common stock of the Company beneficially owned by the nominee or incumbent Director as of March 7, 2008; and the percentage that the shares beneficially owned represent of the total outstanding shares of the Company as of March 7, 2008. The number of shares of common stock of the Company shown as being beneficially owned by each Director nominee or incumbent Director includes those over which he or she has either sole or shared voting or investment power.

Listed below is certain biographical information of each of the nominees for election including his or her principal occupation and other business affiliations.

Nominees for Director to be Elected

Joseph D. Barnette, Jr.

	Age: Director Since: Principal Occupation since 2002:	68 2005 President of the Sexton Companies, apartment developers/managers.

Alan W. Braun

	Age: Director Since: Principal Occupation since 2002:	63 1988 Chairman, President and CEO of Industrial Contractors, Inc., a construction company, since 2004. Chairman and CEO of Industrial Contractors, Inc. from 2002 to 2004.

Larry E. Dunigan

	Age: Director Since: Principal Occupation since 2002:	65 1982 Chief Executive Officer of Holiday Management Company, a healthcare services company. President, Holiday Management Foundation, a non-profit foundation.

Niel C. Ellerbrook

Age: Director Since: Principal Occupation since 2002:	59
2002
Chairman and CEO of Vectren
Corporation, an
energy holding company, since 2007.
Chairman, President and CEO of Vectren
Corporation from 2003 to 2007 and
Chairman and CEO of Vectren
Corporation in 2002.

Andrew E. Goebel

	Age: Director Since: Principal Occupation since 2002:	60 2000 Financial and management consultant since 2003. President and COO of Vectren Corporation, an energy holding company, from 2002 to 2003.

Robert G. Jones

	Age: Director Since: Principal Occupation since 2002:	51 2004 President and CEO, Old National Bancorp, since 2004. CEO of McDonald Investments, Inc., a subsidiary of KeyCorp, a financial services company, from 2002 to 2004.

Phelps L. Lambert

	Age: Director Since: Principal Occupation since 2002:	60 1990 Managing Partner of Lambert and Lambert, investments.

Arthur H. McElwee, Jr.

	Age: Director Since: Principal Occupation since 2002:	65 2007 President of Toefco Engineered Coating Systems, Inc., an industrial coatings application company.

Marjorie Z. Soyugenc
Age: Director Since: Principal Occupation since 2002:	67
1993
Executive Director and CEO, Welborn
Baptist Foundation, Inc., a non-profit
foundation, sine 2004. Executive
Director and CEO, WBH Evansville,
Inc. and Welborn Baptist Foundation,
Inc., non-profit foundations, 2002 to 2004.

Kelly N. Stanley
Age: Director Since: Principal Occupation since 2002:	64
2000
President and CEO of Cardinal Health
System, Inc., a health services
network, since 2007. President of
BMH Foundation, Inc., a non-profit
corporation, from 2003 to 2007, and
President and CEO of Ontario
Corporation, a diversified technology/
manufacturing company, from 2002 to 2003.

Charles D. Storms
	Age: Director Since: Principal Occupation since 2002:	64 1988 Chairman, President and CEO of Red Spot Paint & Varnish Co., Inc., a manufacturer of industrial coatings.

Our Board unanimously recommends that you vote FOR the election of the eleven candidates for Director.

Item 2: Approval of Old National Bancorp 2008
Incentive Compensation Plan

The second item to be acted upon at the Annual Meeting is the approval of the Old National Bancorp 2008 Incentive Compensation Plan (the “2008 Plan”), adopted on January 17, 2008 by the Company’s Board of Directors (the “Board”). The Board’s Adoption of the Incentive Plan is subject to approval by the shareholders at the Annual Meeting.

The Board believes that stock-based and other types of incentive compensation payable in stock and/or cash enable us to attract and retain talented employees and provide an incentive for those employees to increase our value. In addition, the Board believes stock ownership is important because it aligns our employees’ interests with the interests of our shareholders.

The Board adopted the 2008 Plan because only approximately three hundred sixty thousand (360,000) of the three million eight hundred thousand (3,800,000) shares [seven million six hundred thirty-eight thousand five hundred forty-five (7,638,545) shares after adjustment for stock splits and dividends] of our common stock originally approved for issuance under the 1999 Equity Incentive Plan remain available for issuance. The 2008 Plan becomes effective upon shareholder approval. Immediately after that approval, the Board will terminate the 1999 Plan, and any unused shares from the 1999 Plan will be added to the 2008 Plan as described below under “Shares Subject to Plan.” The following summary of the material features of the 2008 Plan is qualified in its entirety by reference to the full text of the 2008 Plan, which is set out in Appendix II to this Proxy Statement.

Eligibility and Types of Awards

The Compensation and Management Development Committee (“Compensation Committee”), in its discretion, may grant an award under the 2008 Plan to any employee of the Company or an affiliate. The 2008 Plan provides for the following types of awards with respect to shares of the Company’s common stock: incentive stock options, nonqualified stock options, stock appreciation rights, restricted shares, unrestricted shares, and performance shares. The Compensation Committee may also grant performance units and short-term incentive awards as provided in the 2008 Plan. The 2008 Plan is designed to maximize the deductibility of nonqualified stock options and other awards under the 2008 Plan, including short-term incentive awards to key executive employees, by structuring them to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Such awards will not be paid unless the shareholders approve the 2008 Plan.

Common Shares Subject to the 2008 Plan

Subject to adjustment as described below, the maximum number of shares of the Company’s common stock that may be issued or transferred pursuant to awards under the 2008 Plan is the sum of the following:

•	one million shares, plus

•	any shares covered by an award that are forfeited or remain unpurchased or undistributed upon termination or expiration of an award under the 1999 Plan or the 2008 Plan, plus

•	any shares available for issuance under the 1999 Plan on the date of its termination (estimated to be approximately three hundred sixty thousand (360,000)), plus

•	any shares exchanged as full or partial payment of the exercise of an option under the 1999 Plan or 2008 Plan.

In the event of any stock split, stock dividend, spin-off, or other relevant change affecting the Company’s common stock, the Compensation Committee may adjust the number of shares available for grants and the number of shares and price under outstanding grants made before the event, as provided in the 2008 Plan.

Administration

The 2008 Plan will be administered by the Compensation Committee, which has broad discretionary authority under the 2008 Plan.

Description of Award Types

Subject to the limits imposed by the 2008 Plan and described below, the Compensation Committee, in its discretion, may award any of the following types of awards to any employee: (i) incentive stock options, (ii) nonqualified stock options, (iii) stock appreciation rights, (iv) restricted shares, (v) unrestricted shares, (vi) performance shares, and (vii) performance units. The Compensation Committee may also grant short-term incentive awards as provided in the 2008 Plan to any key executive employee.

Limits on Awards

The Compensation Committee may not grant awards to any employee under the 2008 Plan during any three consecutive calendar year period that would result in the employee being issued more than five hundred thousand (500,000) shares of the Company’s common stock. The Compensation Committee shall adjust this limit for stock splits, stock dividends, spin-offs, or other relevant changes affecting the Company’s common stock to the same extent as it adjusts the number of shares available for grants and/or the number of shares and exercise price under outstanding grants as provided in the 2008 Plan.

The Compensation Committee may not make cash incentive compensation awards to any employee under the 2008 Plan during any three consecutive calendar year period that would total more than $7,500,000.

Performance Targets and Performance Measures

So that certain awards under the 2008 Plan will be considered performance-based compensation for purposes of Internal Revenue Code Section 162(m), the Compensation Committee will condition the award on the achievement of certain objective performance targets (“Performance Targets”) established by the Compensation Committee during the first 90 days of the performance period. All Performance Targets will be based on one or more of the following Performance Measures, as described in the 2008 Plan: (i) return on assets, (ii) return on equity, (iii) total shareholder return, (iv) total revenue, (v) operating income, (vi) net income, (vii) earnings per share, (viii) total risk-adjusted income, (ix) non-performing asset ratio, (x) book value per share, (xi) income before interest and taxes, (xii) charge-offs, and (xiii) net-charge-off ratios. These Performance Measures may be applied (i) on a corporate-wide basis, (ii) including or excluding one or more subsidiaries of the Company, (iii) in comparison with plan, budget, or prior performance, and/or (iv) on an absolute basis or in comparison with peer-group performance. Performance Measures and Performance Targets may differ from employee to employee and award to award.

Stock Options

The Compensation Committee may grant nonqualified options and/or incentive stock options. The Compensation Committee establishes the option price, which may not be less than 100% of the fair market value of the stock on the grant date. Options may not be re-priced. The Compensation Committee establishes the vesting date and the term of the option, subject to a maximum term of 10 years. A participant may pay the option price in cash, or if permitted by the Compensation Committee, by cashless exercise through a broker or by delivering previously-owned shares of Company stock having a fair market value equal to the option price.

Additional limits and rules apply to incentive stock options. Thus, for example, the Compensation Committee may not grant an employee incentive stock options to the extent that it would result in the employee first being able to exercise incentive stock options to purchase shares with an aggregate fair market value (determined as of the grant date) of more than $100,000 in any year.

Stock Appreciation Rights (SARs)

The Compensation Committee may grant stock appreciation rights (“SARs”). The value of SARs is based on the increase in the value of the Company’s common stock from the grant date to the date on which the employee exercises the SAR. The Compensation Committee determines the vesting and exercise periods for each SAR. An SAR must expire not later than 10 years after the grant date. SARs may be granted in connection with or separate from option grants.

Restricted Stock

The Compensation Committee may grant restricted shares of Company stock. At the time of grant, the Compensation Committee shall specify the period of restriction, the number of shares granted, and the conditions of the award. At the time of the award, the Compensation Committee shall establish the period that must lapse and/or the performance targets that must be satisfied for the restrictions to lapse. In the case of performance-based restricted stock for an executive officer subject to Code Section 162(m), the Compensation Committee shall base Performance Targets on one or more of the Performance Measures listed under “Performance Targets and Performance Measures” above.

Performance Units/Shares

The Compensation Committee may grant performance units and/or performance shares. In the case of performance shares or units for an executive officer subject to Code Section 162(m), the Compensation Committee will base Performance Targets on one or more of the Performance Measures listed under “Performance Targets and Performance Measures” above. Performance units and/or performance shares may be paid in the form of cash, shares, or a combination of cash and shares.

Share Grants

The Compensation Committee may grant shares, without restrictions on the shares granted.

Short-Term Incentive Awards

The Compensation Committee may grant performance awards under the Company’s short-term incentive program to key executive employees. Such awards will be contingent on the achievement of Performance Targets based on one or more of the Performance Measures listed under “Performance Targets and Performance Measures” above. Short-term incentive awards may be paid in the form of cash, shares, or a combination of cash and shares, but may not exceed, for a calendar year, the lesser of (i) two times the executive officer’s base salary for such year; or (ii) Two Million Five Hundred Thousand Dollars ($2,500,000).

Change of Control

In general, in the event of a “change of control” (as such term is defined in the 2008 Plan) of the Company, (i) all awards made under the 2008 Plan become fully exercisable, and (ii) all restrictions and performance targets applicable to the awards are deemed to be satisfied as of the date of the change of control.

Amendment and Termination

The Board of Directors may amend, suspend, or terminate the 2008 Plan at any time. Shareholder approval of an amendment will be required only to the extent necessary to satisfy applicable legal and regulatory agency rules.

Federal Income Tax Consequences

The federal income tax consequences to an employee and the Company vary depending upon the type of award granted under the 2008 Plan. Generally, there are no federal income tax consequences to the employee or the Company upon the grant or exercise of an incentive stock option. If the employee holds the shares purchased through the exercise of an incentive stock option for more than two years after the grant day and one year after the exercise date (“required holding period”), the employee will be eligible for capital gains treatment on any excess of the sales price over the option price upon selling the shares. The Company does not receive an income tax deduction with respect to incentive stock options, provided that the employee disposes of the shares after the required holding period. However, if the employee sells the shares during the required holding period, he must recognize ordinary income on the date of sale equal to the difference between the option price and the fair market value of the shares on the exercise date. The balance of the employee’s gain, if any, on the sale of the shares is subject to capital gains treatment. The Company receives an income tax deduction in the same amount and at the same time as the employee realizes ordinary income.

The recipient of a non-qualified stock option realizes ordinary income upon exercising the option equal to the difference between the option price and the fair market value on the exercise date of the shares purchased. The

Company also receives an income tax deduction in the same amount and at the same time as the recipient realizes ordinary income. Upon the subsequent sale of any such shares by the recipient, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or loss.

An employee generally does not recognize income from the grant of restricted shares until the restrictions on the shares lapse. At that time, the employee must recognize as ordinary income an amount equal to the fair market value of the shares, and the Company is entitled to a corresponding deduction. Pursuant to Internal Revenue Code Section 83(b), an employee may elect to recognize income at the time of the grant, based on the value of the shares at that time, in which case that Company may take a corresponding deduction. Dividends on restricted shares paid to employees before the lapse of restrictions are taxable to the employee and deductible by the Company.

In general, other awards under the 2008 Plan are taxable to the employee and deductible by the Company at the time paid.

Our Board unanimously recommends a vote FOR the proposal contained in Item 2 to approve and adopt the Old National Bancorp 2008 Incentive Compensation Plan.

Common Stock Beneficially Owned by Directors
and Executive Officers

The following table sets forth information concerning beneficial ownership of the shares of common stock of the Company on March 7, 2008, by each Director and Named Executive Officer and by all Directors and Executive Officers as a group.

	Number of Shares		Percent of
Name of Person	Beneficially Owned(1)		Common Stock

Joseph D. Barnette, Jr.	7,376	(2)	*
Alan W. Braun	275,215	(3)	*
Larry E. Dunigan	348,031	(4)	*
Niel C. Ellerbrook	11,773	(5)	*
Andrew E. Goebel	17,823	(6)	*
Annette W. Hudgions	193,944	(7)	*
Robert G. Jones	322,159	(8)	*
Phelps L. Lambert	260,137	(9)	*
Arthur H. McElwee, Jr.	29,261	(10)	*
Daryl D. Moore	366,786	(11)	*
Barbara A. Murphy	57,261	(12)	*
Marjorie Z. Soyugenc	289,888	(13)	*
Kelly N. Stanley	49,858	(14)	*
Charles D. Storms	71,923	(15)	*
Christopher A. Wolking	152,496	(16)	*
Directors and Executive Officers as a Group (19 persons)	2,863,467		4.3%

*	Less than 1%

(1)	Unless otherwise indicated in a footnote, each person listed in the table possesses sole voting and sole investment power with respect to the shares shown in the table to be owned by that person.

(2)	Includes 1,000 shares held by Charlene Ann Barnette, Mr. Barnette’s spouse.

(3)	Includes 65,697 shares held in The Braun Investment Partnership, L.P. of which Mr. Braun is a general partner. Mr. Braun disclaims beneficial ownership of the shares except to the extent of his pecuniary interest.

(4)	Includes 10,722 shares held by Kevin T. Dunigan Trust, Sharon Dunigan, trustee; 10,036 shares held by Derek L. Dunigan Trust, Sharon Dunigan, trustee; 3,980 shares held by Mitchell Ryan Dunigan Trust, Larry Dunigan, trustee; 3,423 shares held by Sharon Dunigan and 97,615 shares held by Larry E. and Sharon Dunigan.

(5)	Includes 1,000 shares held by Karen Ellerbrook, Mr. Ellerbrook’s spouse.

(6)	Includes 895 shares held by Darlene Goebel, Mr. Goebel’s spouse.

(7)	Includes 146,096 shares issued to Ms. Hudgions upon exercise of outstanding stock options immediately exercisable. Also includes 23,300 shares of performance-based restricted stock and 5,734 shares of service-based restricted stock.

(8)	Includes 131,250 shares issued to Mr. Jones upon exercise of outstanding stock options immediately exercisable. Also includes 109,000 shares of performance-based restricted stock, 3,100 shares of service-based restricted stock and 9,983 shares of phantom stock in the Company Executive Deferred Compensation Plan.

(9)	Includes 11,765 shares held by Carol M. Lambert, Mr. Lambert’s spouse. Also includes 1,761 shares of phantom stock in the Company Directors Deferred Compensation Plan.

(10)	Includes 2,000 shares held by Mrs. McElwee, Mr. McElwee’s spouse and 300 shares held in custodial name for six individual grandchildren.

(11)	Includes 309,544 shares issued to Mr. Moore upon exercise of outstanding stock options immediately exercisable. Also includes 18,400 shares of performance-based restricted stock and 4,000 shares of service-based restricted stock.

(12)	Includes 28,700 shares issued to Ms. Murphy upon exercise of outstanding stock options immediately exercisable. Also includes 17,400 shares of performance-based restricted stock and 6,367 shares of service-based restricted stock.

(13)	Includes 268,339 shares held by Rahmi Soyugenc, Ms. Soyugenc’s spouse.

(14)	Includes 254 shares held by Donna M. Stanley, Mr. Stanley’s spouse. Also includes 10,383 shares issued to Mr. Stanley upon exercise of outstanding stock options and 4,009 shares of phantom stock in the Company Directors Deferred Compensation Plan.

(15)	Includes 254 shares held by Elizabeth K. Storms, Mr. Storms’ spouse.

(16)	Includes 107,488 shares issued to Mr. Wolking upon exercise of outstanding stock options immediately exercisable. Also includes 27,500 shares of performance-based restricted stock and 6,801 shares of service-based restricted stock.

Executive Officers of the Company

The executive officers of the Company are listed in the table below. Each officer serves a term of office of one year and until the election and qualification of his or her successor.

Name	Age	Office and Business Experience

Robert G. Jones	51	President, Chief Executive Officer, and Director of the Company since September 2004. CEO of McDonald Investments, Inc., a subsidiary of Keycorp, from September 2001 to September 2004, and Executive Vice President of Keycorp from December 1999 to September 2001.

Barbara A. Murphy	57	Senior Executive Vice President of the Company since January 2007. Chief Banking Officer of the Company since December 2006. Executive Vice President of the Company from June 2005 to January 2007. Chief Risk Officer of the Company from June 2005 to December 2006. Previously, Executive Vice President at Bank One in Chicago, Illinois and Columbus, Ohio from 1989 to 2004.

Christopher A. Wolking	47	Senior Executive Vice President and Chief Financial Officer of the Company since January 2007, and Executive Vice President and Chief Financial Officer of the Company from January 2005 to January 2007. Senior Vice President of the Company from 2001 to January 2005 and Vice President of the Company from 1999 to 2001. Treasurer of the Company from 1999 to January 2005.

Caroline J. Ellspermann	40	Executive Vice President of the Company since December 2004, CEO of Old National Trust Company since October 2004 and President of Old National Wealth Management since June 2003. Senior Vice President of the Company and Manager of Old National Private Client Group from 2001 to June 2003.

Annette W. Hudgions	50	Executive Vice President and Chief Client Services Officer of the Company since April 2007 and Executive Vice President and Chief Administrative Officer of the Company from January 2005 to April 2007. Executive Vice President of the Company since August 2002.

Jeffrey L. Knight	48	Executive Vice President and Chief Legal Counsel of the Company since December 2004, and Senior Vice President of the Company from 2001 to 2004. Corporate Secretary of the Company since 1994 and General Counsel of the Company from 1993 to 2004.

Daryl D. Moore	50	Executive Vice President and Chief Credit Officer of the Company since January 2001 and Senior Vice President of the Company from 1996 to 2001.

Allen R. Mounts	56	Executive Vice President and Chief Administrative Officer of the Company since April 2007, and Executive Vice President and Chief Human Resources Officer of the Company from January 2005 to April 2007. Senior Vice President of the Company from 2001 to January 2005 and Vice President of the Company from 1993 to 2001. Director of Human Resources of the Company from 1993 to January 2005.

Candice J. Rickard	44	Executive Vice President and Chief Risk Officer of the Company since December 2006. Senior Vice President and Corporate Controller of the Company from January 2005 to December 2006, Vice President and Corporate Controller of the Company from April 2002 to January 2005, Vice President and Financial Reporting Manager of the Company from December 2001 to April 2002, and Financial Reporting Manager of the Company from August 2001 to December 2001.

Report of the Compensation
and Management Development Committee Matters

The Board appoints the members of the Compensation and Management Development Committee (“Compensation Committee”). The Compensation Committee is currently composed of four non-employee directors, each of whom is independent from management and the Company (as independence is currently defined in the NYSE’s listing requirements and in the Company’s Corporate Governance Guidelines). No member is eligible to participate in any management compensation program.

Compensation and Management Development Committee Charter

The Compensation Committee operates pursuant to a written charter. A copy of the Compensation Committee’s charter is available on our web site, www.oldnational.com, under the Investor Relations/Corporate Governance link. As required by the charter, in early 2008, the Compensation Committee reviewed the charter and conducted an annual performance evaluation, the results of which have been discussed with the Compensation Committee members and shared with the Company’s Corporate Governance and Nominating Committee.

Compensation Consultant

The Compensation Committee has retained Mercer(US)Inc. (“Mercer”) to provide information, analyses and advice regarding executive and director compensation, as described further in this report. The Mercer consultant who performs these services reports directly to the Committee chair. With consent of the Committee chair, Mercer may, from time to time, contact the Company’s executive officers for information necessary to fulfill its assignments and may make reports and presentations to and on behalf of the Committee that the executive officers also receive. All of the decisions with respect to determining the amount or form of executive and director compensation under the Company’s executive and director compensation programs are made by the Committee and may reflect factors and considerations other than the information and advice provided by Mercer. To the extent that the independent consultant’s work involves Director compensation, that work is shared with the Corporate Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board regarding Director compensation and benefits.

Scope of Responsibilities

The Compensation Committee is responsible for approving and evaluating the Company’s employee compensation and benefit programs, ensuring the competitiveness of those programs, and advising the Board regarding the development of key executives. The Compensation Committee is responsible for annually reviewing, approving, and recommending to the Board for its approval all elements of the compensation of the Chief Executive Officer and other executive officers. The Compensation Committee is also responsible for determining awards to employees of stock or stock options pursuant to the Company’s Equity Incentive Plan.

Compensation and Management Development Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was formerly an officer or employee of the Company. No executive officer of the Company currently serves or in the past year has served as a member of the compensation committee or board of directors of another company of which an executive officer serves on the Compensation Committee. Nor does any executive officer of the Company serve or has in the past year served as a member of the compensation committee of another company of which an executive officer serves as a director of the Company.

Executive Compensation

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the key principles and approaches used to determine the compensation of our Chief Executive Officer, Chief Financial Officer, and our other three most highly compensated executive officers. Detailed information regarding the compensation of these executive officers, who are referred to as “Named Executive Officers” or “NEOs” appears in the tables following this Compensation Discussion and Analysis. This discussion should be read in conjunction with those tables.

This Compensation Discussion and Analysis consists of the following parts:

•	Responsibility for Executive Compensation Decisions.

•	Compensation Philosophy and Objectives.

•	Role of Executive Officers in Compensation Decisions.

•	Compensation Committee Procedures.

•	Setting Executive Compensation for 2007.

•	Deductibility Cap on Executive Compensation.

Responsibility for Executive Compensation Program

The Compensation Committee of our Board is responsible for establishing and implementing our general executive compensation philosophy, subject to approval of the full Board. Subject to full Board approval, the Compensation Committee determines the compensation for all of our executive officers, including our “Named Executive Officers.” The Compensation Committee’s charter permits the Compensation Committee to delegate authority to subcommittees. In 2007, the Compensation Committee made no delegation of its authority over compensation matters relating to our Named Executive Officers.

Compensation Philosophy and Objectives

Through our compensation program for executive officers, we strive to attract and retain superior executives in a highly competitive environment and provide financial incentives that align our executive officers’ interests with those of our shareholders. The Compensation Committee believes that the primary components of each executive officer’s compensation should be a competitive base salary and incentive compensation that rewards the achievement of annual and long-term objective performance goals. The Compensation Committee also believes stock ownership is important, because it aligns our executives’ interests with the interests of our shareholders. Thus, equity compensation represents a significant element of each executive officer’s potential compensation.

Role of Executive Officers in Compensation Decisions

The Compensation Committee reviews, approves, and recommends to our full Board each element of compensation for each executive officer, including all Named Executive Officers. The Compensation Committee considers the recommendations of the Chief Executive Officer in determining the base salary, annual incentive compensation and long-term incentive awards for each of the executive officers of the Company other than the Chief Executive Officer. Together with the Compensation Committee, our Chief Executive Officer annually reviews the performance of each of our other executive officers, the compensation of each executive officer, including base salary, annual incentive compensation and long-term incentive awards and makes recommendations to the Compensation Committee regarding the compensation of those officers for the following year. The Compensation Committee Chairman annually reviews our Chief Executive Officer’s compensation (following an annual performance review lead by the Company’s non-executive Chairman) and makes recommendations to the Compensation Committee regarding the Chief Executive Officer’s compensation for the following year. All discussions with respect to the Chief Executive Officer’s compensation are made in executive session of the Compensation Committee, without the Chief Executive Officer present.

Committee Procedures

The Compensation Committee has engaged Mercer, a nationally recognized compensation consulting firm, to assist it in evaluating our executive compensation structure and expenses. Mercer has fulfilled this role since 2003. For 2007, Mercer:

•	assessed the competitiveness of our compensation packages for executive officers;

•	analyzed our business performance over one-year and three-year periods; and

•	evaluated the relationship between executive officer pay and our performance.

In examining our business performance, Mercer focused on:

•	growth in fully-diluted earnings per share;

•	net income growth;

•	return on average equity;

•	return on average assets;

•	revenue growth;

•	non-performing asset ratio;

•	total shareholder return; and

•	book value per share.

In evaluating the competitiveness of our compensation levels for Named Executive Officers and other members of management, Mercer gathers pay and performance data from a peer group of publicly-traded financial services companies that includes a broad representation of regional banks. Mercer selects the peer group with input from the Compensation Committee. The Compensation Committee considers the peer group data when evaluating the compensation for all of the Named Executive Officers. The composition of the peer group may be amended from year to year to take account of mergers, acquisitions, and other changes that make a company more or less appropriate for inclusion. Under the SEC disclosure rules, companies generally limit executive compensation disclosure to their most highly compensated executive officers. To determine competitive pay for these positions, Mercer uses data from publicly-filed documents as well as data from its proprietary market surveys. For the remaining executives, Mercer uses data from its proprietary market surveys only. The market surveys include a broader range of companies and do not provide company-specific information. The survey data is used as a “general reference” and is one of a number of factors considered in determining where pay is actually set.

For 2007, our publicly-traded peer group consisted of the following 26 companies:

Hancock Holding Company	Associated Banc-Corp	Sky Financial Group, Inc
Bank of Hawaii Corporation	BOK Financial Corporation	TCF Financial Corporation
South Financial Group, Inc.,	Fulton Financial Corporation	BancorpSouth, Inc.,
Valley National Bancorp	International Bancshares Corporation	FirstMerit Corporation
Cullen/Frost Bankers, Inc.	Trustmark Corporation	UMB Financial Corporation
Whitney Holding Corporation	Susquehanna Bancshares, Inc.	First Midwest Bancorp, Inc.
Citizens Republic Bancorp, Inc.	Alabama National Bancorporation	AMCORE Financial, Inc.
Irwin Financial Corporation	First Merchants Corporation	Integra Bank Corporation
1st Source Corporation	Colonial BancGroup, Inc.

Mercer advised the Compensation Committee that the median asset size of these companies was approximately $10.0 billion, compared with ONB’s $8.0 billion in assets as of June 30, 2007.

In making its recommendation to the Compensation Committee regarding executive officer compensation, Mercer reviews the compensation practices and performance of the peer companies and discusses our performance and strategic objectives with our Chief Executive Officer and Chief Financial Officer. Before the beginning of each fiscal year, Mercer provides the Compensation Committee with a detailed written report regarding our executive compensation structure, its competitiveness relative to the peer group companies, and the alignment of our executive pay with the Company’s performance. This review evaluates overall compensation as well as each significant component of compensation. It evaluates whether the compensation structure continues to provide the appropriate incentives and alignment of executive officers’ interests with those of our shareholders. Mercer meets with the Compensation Committee to discuss its report, answer questions, and discuss issues that require further study.

The Compensation Committee considers the information provided by Mercer, including compensation reports and Mercer’s recommended best practices as a baseline for establishing targeted total compensation, principal compensation components, and determining the allocation of total potential compensation components for each Named Executive Officer and other executives in the Company. In general, we seek to establish total compensation, base salaries, annual incentive compensation, and long-term equity incentive compensation for each position at or near the median for the peer group, if targeted performance is achieved; and at or near the 75% percentile of the peer group, if exceptional performance is achieved. The Compensation Committee also seeks to allocate potential total compensation among base salary, annual incentive compensation, and longer-term incentive compensation in proportions that reflect peer group averages.

Executive Compensation for 2007

Components of Compensation.  In establishing the 2007 compensation for our executive officers, the Compensation Committee:

•	analyzed the compensation levels of comparable executive officers in the peer group;

•	determined a mix of base salary and bonus opportunity, along with an equity position to align our executive officers’ compensation with our performance and leadership accomplishments;

•	assessed our executive officers’ performance; and

•	assessed our financial and business results relative to other companies within the banking industry as well as to our own past performance and financial goals.

The principal components of each executive officer’s compensation are:

•	base salary;

•	annual incentive compensation; and

•	long-term equity incentive compensation.

In general, we strive to target the percentage that each of these components bears to the total compensation for our executive officer group as a whole, assuming the achievement of targeted performance, to approximately the corresponding percentages for the peer group. According to Mercer’s report, the following table represents each element of compensation and the corresponding percentage of total compensation represented by each element for our peer group:

Percentage of
Type of Compensation	Total Compensation

Base salary	40%
Cash incentive awards	22%
Performance-based equity awards	28%
Service-based equity awards	10%

The actual mix of these components for each individual executive officer varies, depending on our evaluation of the executive officer’s responsibilities, the percentage of the executive officer’s compensation that should be at risk, and the reasonable potential compensation in light of that risk.

The only elements of our executive officers’ compensation that we pay in cash are base salary and annual incentive compensation. For 2007, we paid the following cash compensation to our Named Executive Officers:

			Annual Incentive	Total Cash
		Base Salary	Compensation	Compensation
Names	Year	($)	($)	($)

Robert G. Jones	2007	600,018	382,511	982,529
Christopher A. Wolking	2007	288,478	105,000	393,478
Barbara A. Murphy	2007	286,165	120,000	406,165
Daryl D. Moore	2007	293,259	105,000	398,259
Annette W. Hudgions	2007	250,016	76,504	326,520

Base Salary.  Base salary is the only component of compensation that is not subject to the achievement of performance or vesting criteria. We establish base salary ranges for each position based on the ranges for similar positions at other peer group companies. In general, we target base salary ranges near the median for the peer group. We review base salaries annually and we adjust them to take into account such factors as market changes, changes in duties, performance, and experience. For 2007, we increased the base salaries of Mr. Wolking, and Ms. Murphy, but we did not increase the base salaries of Messrs. Moore, Jones or Ms. Hudgions. Mr. Moore’s salary was not increased because his current salary was above the median for our peer group. Ms. Hudgions’ salary was not increased because her salary was within the appropriate percentile of the midpoint of the salary range for her position. Mr. Wolking’s salary and Ms. Murphy’s salary were increased in order to bring their base salaries nearer to the median salaries for comparable positions within the peer group. Despite the Compensation Committee’s recognition of Mr. Jones’ exceptional performance and that substantial progress had been made by Mr. Jones in accomplishing key strategic initiatives in the Company in spite of the many challenges faced by the Company in 2006, Mr. Jones’ salary was not increased because the stock price and the financial performance of the Company in 2006 did not meet the Board’s and Mr. Jones’ expectations.

Annual Incentive Compensation.  Our practice is to award cash bonuses based on our achievement of pre-established objective performance goals. The Short Term Incentive Plan, which was approved by shareholders in 2005, is our primary vehicle for awarding such bonuses. The Short Term Incentive Plan does not preclude us from making additional bonus payments or special awards to Short Term Incentive Plan participants outside of the Short Term Incentive Plan.

Under the Short Term Incentive Plan, the Compensation Committee establishes quantitative performance goals for each fiscal year prior to March 31 of that year. The Compensation Committee has established the Target Incentive Payout for the CEO of 75% of his base salary. The Target Incentive Payout for the Chief Financial Office and Chief Banking Officer is 45% of base salary, and the Target Incentive Payout for the other Named Executive Officers is 40%. For 2007, the threshold payout under the Short-Term Incentive Plan was 7.5% for the CEO, 4.5% for the Chief Financial Officer and Chief Banking Officer and 4% for the other Named Executive Officers. The amount of bonus payments under the Short Term Incentive Plan is based entirely on the achievement of the established performance goals. In practice, the Compensation Committee makes recommendations that the Board then approves or adjusts. Performance measures permitted under the Short Term Incentive Plan include:

•	return on assets;

•	return on equity;

•	total shareholder equity;

•	operating income;

•	earnings per share; and

•	total risk-adjusted revenue.

The Compensation Committee chose earnings per share (“EPS”) as the performance measure for 2007, because it believed that EPS was the best method of measuring our growth and financial performance. In cooperation with our Chief Executive Officer, the Compensation Committee established the threshold payout level at $1.02 Earnings Per Share (“EPS”), the target payout level at $1.14 EPS, and maximum payout level at $1.26 EPS. The Compensation

Committee determined that the target payout level of $1.14 EPS was sufficiently difficult to achieve yet reasonable after considering the dynamics of the general banking environment, potential credit costs due to a challenging economic environment within the Company’s operating footprint and the ability of executive officers to integrate the St. Joseph Capital Corporation into the Company’s operations.

Based on actual earnings per share of $1.14, bonuses were earned under the Short Term Incentive Plan for 2007. For purposes of establishing the payout for 2007, the Committee subtracted from the actual earnings of the Company the benefits of income recognized as a result of the Company’s sale-leaseback transaction. Once this one-time benefit was subtracted from the financial analysis and performance, the actual percentage payout under the Short Term Incentive Plan was 85% of the target. This resulted in the CEO receiving an incentive payout of 63.75% of his base salary. The Chief Financial Officer and Chief Banking Officer each received an incentive payout of 38.25% of their base salary, and the other Named Executive Officers each received an incentive payout of 34% of their base salary.

Long-Term Incentive Compensation.  We believe that stock ownership by our executive officers is an important tool for aligning their interests with those of our shareholders over the long-term. Therefore, our long-term incentive compensation consists entirely of equity compensation awards. The 1999 Equity Incentive Plan, which was previously approved by shareholders, is our primary vehicle for providing equity compensation. Awards under the 1999 Equity Incentive Plan consist of a combination of:

•	nonqualified stock options;

•	performance-based restricted stock; and

•	service-based restricted stock.

Each of these forms of award encourages executives to use their best efforts to increase the value of our stock, since the value of the awards increases with the value of our stock. In addition, because an executive officer’s right to an award generally vests over time, such awards provide a valuable retention tool.

Our practice is to determine the dollar amount of equity compensation that we want to provide, based on the closing price of our stock on the date of grant. In general, we seek to pay equity incentive compensation that approximates the median for our peer group, if targeted performance is achieved, and the 75th percentile for our peer group, if maximum performance is achieved. In recommending equity compensation awards for an executive, the Compensation Committee considers previously granted but non-vested awards, but it does not generally consider equity ownership or previously vested awards. The Compensation Committee typically makes recommendations regarding equity compensation awards at its first meeting, depending upon the availability of the financial results for the preceding year. Typically, these awards are then approved or adjusted by the Board at its next meeting. We make the awards as early as practicable in the year and communicate them to executive officers so that the incentives will be known as early as practicable, thereby maximizing their potential impact. We make equity awards after financial data for the preceding year is available, because this information enables us to refine our expectations for the current year. The proximity of any awards to earnings announcements or other market events is coincidental. Under special circumstances, such as the employment of a new executive or substantial promotion of an existing executive, the Compensation Committee may award equity compensation at other times during the year. The Compensation Committee did not make any special grants of equity incentive compensation to any NEO in 2007.

On January 25, 2007, we granted non-qualified stock options, performance-based restricted stock, and service-based restricted stock to all executive officers pursuant to our 1999 Equity Incentive Plan. These awards are reflected on the Table on page 31 entitled “Grants of Plan-Based Awards During 2007.” The Chief Executive Officer, however, only received an award of non-qualified stock options and performance-based restricted stock with no service-based component. The portions of the total potential equity award represented by each type of award reflected the allocation of such types among our peer group. The Compensation Committee awarded the right to earn shares to the Named Executive Officers and certain other executives based on the performance of the Company. The awards differed for each of the Named Executive Officers and they were determined by the Compensation Committee, according to each officer’s salary level and based on competitive survey data provided by Mercer. The awards were not based on individual performance.

Nonqualified Stock Options.  Stock options allow an executive officer to purchase shares of our stock at a future date for the closing price of the stock on the date of grant. In general, an executive officer must remain employed by us until the end of a stated vesting period to exercise a stock option. Special rules apply if the executive terminates employment on account of death, retirement, or disability, or if there is a change in control of the Company. Under most circumstances, the options granted in 2007 will vest in three approximately equal annual installments over a three-year period ending on February 1, 2009.

Performance-Based Restricted Stock.  In general, our executive officers will not earn performance-based restricted stock unless we meet pre-established objective performance criteria for the performance period, and the executive officer remains employed throughout the required service period. The performance period for the 2007 grants is the three-year period ending December 31, 2009. The restriction period for the 2007 grants ends on February 1, 2010. The financial factors used and the weighting attached to each factor (in parentheses) are:

•	earnings per share growth (50%),

•	revenue growth (25%), and

•	and net charge-off ratio (25%).

For each factor, we have established minimum, target and maximum performance levels. The minimum weighted performance level under which restrictions will lapse on any performance-based restricted shares is 25% of target, which would result in restrictions lapsing on 25% of the shares awarded. If target is achieved, restrictions will lapse on all of the shares awarded. If maximum performance is achieved, the number of shares awarded will double.

We define earnings per share growth as the compounded annual growth rate in earnings per share from continuous operations from January 1, 2007, through December 31, 2009. We will make adjustments to the baseline in the case of mergers or divestitures. The threshold earnings per share growth rate is 2.17%, the target is 4.77% and the maximum is 6.27%.

We define revenue growth as the compounded annual growth rate in pre-tax operating revenue less revenue related to branch sales from January 1, 2007, through December 31, 2009. We will make adjustments to the baseline in the case of mergers, acquisitions, and divestitures. The threshold revenue expressed as a compounded annual growth rate is 1%, the target is 3% and the maximum is 6%.

We define net charge-off ratio as the three-year average of net charge-offs to average loans for 2007, 2008, and 2009. The minimum net charge-off ratio is .5%, the target is .3%, and the maximum is .2%.

If an executive officer terminates employment on account of death, or there is a change in control of the Company, the target performance criteria will be deemed satisfied, and restrictions on the shares will lapse. If the executive officer terminates employment on account of disability or retirement, the executive officer will be treated the same as if he or she had continued employment. We pay cash dividends on performance-based restricted stock, even if the stock remains subject to restrictions.

Service-Based Restricted Stock.  Service-based restricted stock is not contingent on our business performance. In general, with the exception of dividends, an executive officer will not realize value for service-based restricted stock, unless he or she remains employed during the required service period. If an executive officer terminates employment on account of death, or there is a change in control of the Company, restrictions on the stock will lapse. If the executive officer terminates employment on account of disability or retirement, he or she will be treated the same as if he or she had continued employment. Like the 2007 stock options, service-based restricted stock granted in 2007 will vest in three approximately equal annual installments over a three-year period ending on February 1, 2010. We pay cash dividends on service-based restricted stock to our executive officers, even if the stock remains subject to restrictions.

Retirement Plans.  Until December 31, 2005, we maintained a traditional qualified defined benefit pension plan, known as the Old National Bancorp Employees’ Retirement Plan (“Retirement Plan”). We froze the Retirement Plan as of December 31, 2001, except for employees who were at least age 50 or who had 20 years of credited service as of December 31, 2001. As of December 31, 2005, we froze the Retirement Plan for all remaining employees. We also maintained a nonqualified retirement plan to replace any reduction in benefits under the

Retirement Plan due to limitations on benefits under the Internal Revenue Code (“Supplemental Plan”). We also froze the Supplemental Plan as of December 31, 2005. No executive officer will earn further benefits under the Retirement Plan or the Supplemental Plan after 2005, although benefits as of December 31, 2005, are preserved.

We continue to maintain a tax-qualified defined contribution plan, known as the Old National Bancorp Employee Stock Ownership and Savings Plan (“Savings Plan”), for eligible employees. The Savings Plan allows employees to make pre-tax 401(k) contributions. Subject to applicable IRS limitations, we match employee contributions dollar for dollar on a bi-weekly basis to the extent that they do not exceed 6% of the employee’s compensation. Subject to the conditions and limitations of the Plan, an employee will be eligible to become a participant of the plan on the first day of the month after completing one month of service. All active participants will be eligible to receive a “Safe Harbor Matching Contribution”. We may also make profit sharing contributions, in our discretion. To receive profit sharing contributions for a year, an employee must have (i) completed at least 1,000 hours of service during the year and (ii) been employed on the last day of the year or retired on or after age 65, died, or become disabled during the year.

We also maintain a nonqualified deferred compensation plan, known as the “Executive Deferred Compensation Plan,” for a select group of management employees designated by the Compensation Committee, including our executive officers. All executive officers are eligible to participate in the plan. An executive officer may elect to defer up to 25% of his or her regular compensation, and up to 75% of his or her annual bonus under the Short Term Incentive Plan, in which case the deferral amount will be credited to his or her plan account. We provide matching contribution credits under the plan up to 6% of compensation, reduced by matching contributions under the Savings Plan. In addition, we may provide discretionary contribution credits to make up for any reduction in discretionary profit sharing contributions under the Savings Plan due to Internal Revenue Code contribution limits applicable to tax-qualified retirement plans. We did not provide discretionary credits for 2007.

We credit an executive officer’s plan account with earnings based on the hypothetical earnings of an investment fund consisting of Company stock, the return on a recognized market index selected by the Compensation Committee, or a combination of the two, as elected by the executive officer. For the market index fund, we use a Bloomberg fund index, which approximates the risk and return associated with a diversified high quality corporate bond.

All amounts paid under the nonqualified deferred compensation plan are paid from our general assets and are subject to the claims of our creditors. Except in the case of financial emergency, an executive officer’s benefits under the plan may not be distributed until after termination of employment. In general, an executive officer may elect to receive his plan benefits in a lump sum or in annual installments over two to ten years.

Other Compensation.  Detailed information regarding other compensation is provided in note 6 to the Summary Compensation Table on page 30. In general, we believe that perquisites should not constitute a consequential portion of any executive officer’s compensation. No executive received perquisites in excess of $10,000 in 2007. Moreover, certain of the perquisites provided to executive officers also provide a benefit to us. For example, executive physicals, which we require, help us to assure that our executive officers do not postpone addressing health issues that could result in great cost to us in lost productivity and covered treatment costs. Likewise, the reimbursement of club dues encourages the active participation of our executive officers in community functions that promote business development.

Stock Ownership Guidelines.  In 2005, the Compensation Committee adopted stock ownership guidelines for executive officers. Under those guidelines, executive officers are required to hold shares of our stock with a value of three times their annual base salary (five times base salary for our Chief Executive Officer). Executive officers have five years from October 2005 to achieve this ownership. For purposes of the guidelines, in-the-money options and unearned performance-based stock are taken into account. We were one of the first companies in the peer group to adopt stock ownership guidelines.

Deductibility Cap on Executive Compensation

Under Internal Revenue Code 162(m), subject to an exception for qualifying performance-based compensation, we cannot deduct compensation of over $1 million in annual compensation paid to certain executive officers. We have never paid compensation for which a deduction was disallowed, and our policy is to avoid any such payments in the future to the extent feasible.

Compensation and Management Development Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on its review and discussions with management, recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and this proxy statement.

Niel C. Ellerbrook, Chairman
Joseph D. Barnette, Jr.
Larry E. Dunigan
Marjorie Z. Soyugenc

2007 Summary Compensation Table

The following table provides information regarding compensation earned by our Chief Executive Officer, Chief Financial Officer, and the three other executive officers employed at the end of 2007 who were most highly compensated for 2007.

								Change in
								Pension
								Value and
								Non-Qualified
							Non-Equity	Deferred
					Stock	Option	Incentive Plan	Compensation	All Other
			Salary	Bonus(1)	Awards(2)	Awards(3)	Compensation(4)	Earnings (5)	Compensation(6)	Total
Name and Principal Position	Year		($)	($)	($)	($)	($)	($)	($)	($)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Robert G. Jones	2007		600,018	0	305,424	96,701	382,511	0	116,708	1,501,362
President and Chief Executive Officer	2006		600,018	0	230,920	52,383	0	0	111,481	994,802

Christopher A. Wolking	2007		288,478	0	101,981	32,422	105,000	1,761	41,614	571,256
Senior EVP and Chief Financial Officer	2006	(7)	250,016	47,300	76,090	17,689	0	577	32,781	424,453

Barbara A. Murphy	2007		286,165	0	83,218	24,371	120,000	0	22,180	535,934
Senior EVP and Chief Banking Officer	2006		240,011	40,600	36,384	10,385	0	0	50,772	378,152

Daryl D. Moore	2007		293,259	0	61,819	19,557	105,000	35,810	36,323	551,768
EVP and Chief Credit Officer	2006	(7)	293,259	61,300	47,509	10,385	0	13,176	35,582	461,211

Annette W. Hudgions	2007		250,016	0	88,773	27,707	76,504	19,388	38,681	501,069
EVP and Chief Client Services Officer	2006	(7)	250,016	42,300	65,505	14,608	0	7,574	33,128	413,131

(1)	Bonuses are for 2006 performance, but were not approved or paid until 2007.

(2)	Stock awards included in Column (e) consist entirely of service-based restricted stock and performance-based restricted stock granted under our 1999 Equity Incentive Plan. Award values are based on the closing price for our stock on the grant date. The value taken into account for 2007 is based on the portion of the required service period occurring in 2007. In the case of 2005 performance-based awards, we have assumed that the restrictions on 0% of the performance-based shares will ultimately lapse. In the case of 2006 performance-based awards, we have assumed that 50% of the target performance will be achieved. For the number of shares of service-based and performance-based restricted stock awarded in 2007, see the Grants of Plan-Based Awards Table.

(3)	The amount reflected in Column (f) is the compensation cost that we recognized in 2007 under Statement of Financial Accounting Standard No. 123-R (Share-Based Payment). The awards included in this Column consist entirely of non-qualified stock options granted in 2006 and 2007. We determined the fair value of each grant as of the date of grant using the Black-Scholes option pricing method with the following assumptions:

2006 Options	2007 Options

Dividend Yield: 3.6% Expected Volatility: 19.54% Annual Risk-Free Interest Rate: 4.68% Expected Option Life: 6.0 years	Dividend Yield: 4.23% Expected Volatility: 15.3% Annual Risk-Free Interest Rate: 4.85% Expected Option Life: 6.0 years Forfeiture rate of 7%

(4)	These amounts represent incentives that were earned under the Company’s Short Term Incentive Plan.

(5)	This amount is the increase of the actuarial present value of the executive’s benefit under our frozen defined benefit plans, plus the amount of the executive’s earnings credit under our Executive Deferred Compensation Plan in excess of the earnings that would have been credited using the applicable federal long-term rate, with compounding (as described by Section 1274(d) of the Internal Revenue Code). The 2007 Change in Pension Values and Non-Qualified Deferred Compensation “excess” earnings were: Christopher Wolking ($1,334 and $427); Daryl Moore ($31,541 and $4,269) and Annette Hudgions ($16,183 and $3,205). The 2006 Change in Pension Values and Non-Qualified Deferred Compensation “excess” earnings were: Christopher Wolking ($242 and $335); Daryl Moore ($9,360 and $3,816) and Annette Hudgions ($4,858 and $2,716).

(6)	The amounts specified in Column (i) include the following:

		Company
	Perquisites &	Contributions
	Other	to Defined	Cash	Life
	Personal	Contribution	Dividends on	Insurance
Name	Benefits	Plans	Restricted Stock	Premiums(a)	Total
	($)	($)	($)	($)	($)

Robert G. Jones	3,000	36,301	76,351	1,056	116,708
Christopher A. Wolking	4,180	13,460	23,313	661	41,614
Barbara A. Murphy	0	8,345	13,200	635	22,180
Daryl D. Moore	1,130	17,896	16,522	775	36,323
Annette W. Hudgions	1,085	15,301	21,634	661	38,681

(a)	The listed executive officers receive group life coverage equal to two times base salary, whereas other employees receive coverage of one times base salary. The amounts in this column are the premiums for the executive officers’ coverage.

(7)	Christopher A. Wolking, Daryl D. Moore and Annette W. Hudgions — In preparing this chart, we discovered an error in calculating the present value of Messrs. Wolking and Moore and Ms. Hudgions’ Supplemental Plan benefits as of December 31, 2006. We believe that this error resulted from a change in actuaries in 2006. As a result of the error, both the amount reported in Column (h) of the 2006 Summary Compensation Table and the present value of Supplemental Plan benefits reported in the 2006 Pension Plan Table included in the Company’s 2006 Proxy Statement were incorrect. The amount reported in Column (h) of the 2006 Summary Compensation Table for Mr. Wolking should have been $242 instead of $236, and the present value of Supplemental Plan benefits should have been $610 instead of $0. The amount reported in Column (h) of the 2006 Summary Compensation Table for Mr. Moore should have been $9,360 instead of $7,584, and the present value of Supplemental Plan benefits should have been $241,441 instead of $137,365. The amount reported in Column (h) of the 2006 Summary Compensation Table for Ms. Hudgions should have been $4,858 instead of $3,932, and the present value of Supplemental Plan benefits should have been $80,677 instead of $27,057.

Grants of Plan-Based Awards During 2007

								All Other	All Other
								Stock	Awards:
								Awards:	Number of	Exercise
								Number of	Securities	or Base	Grant Date
		Estimated Future Payouts Under Non-Equity			Estimated Future Payouts Under Equity			Shares	Under-	Price of	Fair Value
		Incentive Plan Awards(1)			Incentive Plan Awards(2)			of Stock	lying	Option	of Stock
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	and Option
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)(4)	($/Sh)	Awards(5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)

Robert G. Jones	1/25/2007	45,001	450,014	900,027
	1/25/2007				7,600	30,400	60,800				560,272
	1/25/2007								59,100	18.43	137,142

Christopher A. Wolking	1/25/2007	12,981	129,815	259,630
	1/25/2007				1,675	6,700	13,400				123,481
	1/25/2007							3,400			62,662
	1/25/2007								19,600	18.43	45,482

Barbara A. Murphy	1/25/2007	12,877	128,774	257,549
	1/25/2007				1,675	6,700	13,400				123,481
	1/25/2007							3,400			62,662
	1/25/2007								19,600	18.43	45,482

Daryl D. Moore	1/25/2007	11,730	117,304	234,607
	1/25/2007				1,050	4,200	8,400				77,406
	1/25/2007							2,100			38,703
	1/25/2007								12,300	18.43	28,542

Annette W. Hudgions	1/25/2007	10,001	100,006	200,013
	1/25/2007				1,525	6,100	12,200				112,423
	1/25/2007							3,000			55,290
	1/25/2007								17,600	18.43	40,841

(1)	All non-equity incentive plan awards are made pursuant to our Short Term Incentive Plan.

(2)	The shares in Columns (f), (g), and (h) are performance-based restricted shares granted under our 1999 Equity Incentive Plan.

(3)	The shares in Column (i) are service-based restricted shares granted under our 1999 Equity Incentive Plan.

(4)	All options are non-qualified options granted under the 1999 Equity Incentive Plan, with an exercise price equal to the closing price for the underlying shares on the grant date.

(5)	The Black-Scholes option pricing model was used to estimate the grant date fair value of the options in this column. The assumptions used to develop the grant date valuations for the options granted on January 25, 2007 were: Dividend Yield of 4.23%, Expected Volatility of 15.3%, Annual Risk-Free Interest Rate of 4.85%, Expected Option life of 6.0 years and a Forfeiture rate of 7%. The real value of the options in this table will depend on the actual performance of our common stock during the applicable period and the fair market value of our common stock on the date the options are exercised.

Outstanding Equity Awards at December 31, 2007

	Option Awards						Stock Awards
												Equity
										Equity		Incentive
				Equity						Incentive		Plan Awards:
				Incentive						Plan Awards:		Market or
				Plan			Number		Market Value	Number of		Payout Value
				Awards:			of Shares		of Shares	Unearned		of Unearned
	Number of	Number of		Number of			or Units		or Units	Shares,		Shares, Units
	Securities	Securities		Securities			of Stock		of Stock	Units or		or Other
	Underlying	Underlying		Underlying	Option		That		That	Other Rights		Rights That
	Unexercised	Unexercised		Unexercised	Exercise	Option	Have Not		Have Not	That Have		Have Not
	Options (#)	Options (#)		Unearned	Price	Expiration	Vested		Vested	Not Vested		Vested
Name	Exercisable	Unexercisable		Options (#)	($)	Date	(#)		($)	(#)		($)
(a)	(b)	(c)		(d)	(e)	(f)	(g)		(h)	(i)		(j)

Robert G. Jones	26,250				23.99	09/07/2014	6,200	(2A)	92,752	6,250	(3)	93,500
	15,285	30,615	(1A)		21.65	02/24/2016				4,650	(4)	69,564
		59,100	(1B)		18.43	01/25/2017				7,600	(5)	113,696
Christopher A. Wolking	17,504				21.70	06/27/2011	2,067	(2A)	30,922	1,875	(3)	28,050
	5,425				21.70	06/27/2011	3,400	(2B)		1,575	(4)	23,562
	19,796				20.59	01/22/2012				1,675	(5)	25,058
	27,563				20.68	01/31/2013
	2,100				20.43	02/02/2014
	5,162	10,339	(1A)		21.65	02/24/2016
		19,600	(1B)		18.43	01/25/2017
Barbara A. Murphy	3,030	6,070	(1A)		21.65	02/24/2016	1,200	(2A)	17,952	925	(4)	13,838
		19,600	(1B)		18.43	01/25/2017	3,400	(2B)	50,864	1,675	(5)	25,058
Daryl D. Moore	86,058				21.70	06/27/2011	1,200	(2A)	27,952	1,500	(3)	22,440
	15,914				21.70	06/27/2011	2,100	(2B)	31,416	925	(4)	13,838
	96,083				20.59	01/22/2012				1,050	(5)	15,708
	83,790				20.68	01/31/2013
	6,300				20.43	02/02/2014
	3,030	6,070	(1A)		21.65	02/24/2016
		12,300	(1B)		18.43	01/25/2017
Annette W. Hudgions	32,089				21.70	06/27/2011	1,734	(2A)	25,941	1,875	(3)	28,050
	35,307				20.59	01/22/2012	3,000	(2B)	44,880	1,300	(4)	19,448
	44,100				20.68	01/31/2013				1,525	(5)	22,814
	4,200				20.43	02/02/2014
	4,262	8,538	(1A)		21.65	02/24/2016
		17,600	(1B)		18.43	01/25/2017

(1A)	Nonqualified options granted in 2006 that will become vested in two substantially equal installments on February 9 of 2008 and 2009.

(1B)	Nonqualified options granted in 2007 that will become vested in three substantially equal installments on February 1 of 2008, 2009 and 2010.

(2A)	Service-based restricted shares granted in 2006 that will become vested in two substantially equal installments on February 9 of 2008 and 2009.

(2B)	Service-based restricted shares granted in 2007 that will become vested in three substantially equal installments on February 1 of 2008, 2009 and 2010.

(3)	This award represents performance-based restricted stock. The number of shares assumes that threshold performance has been achieved. If threshold performance is achieved, the executive officer’s interest in the shares will vest on March 31, 2008.

(4)	This award represents performance-based restricted stock. The number of shares assumes that threshold performance has been achieved. If threshold performance is achieved, the executive officer’s interest in the shares will vest on March 31, 2009.

(5)	This award represents performance-based restricted stock. The number of shares assumes that threshold performance has been achieved. If threshold performance is achieved, the executive officer’s interest in the shares will vest on February 1, 2010.

Option Exercises and Stock Vested in 2007

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)

Robert G. Jones	0	0	3,100	57,753
Christopher A. Wolking	0	0	1,033	19,245
Barbara A. Murphy	0	0	600	11,178
Daryl D. Moore	0	0	600	11,178
Annette W. Hudgions	0	0	866	16,134

Pension Benefits in 2007

		Number of	Present	Payments
		Years	Value of	During
		Credited	Accumulated	Last	Change in
		Service	Benefit	Fiscal Year	Pension
Name	Plan Name(1)	(#)	($)(2)	($)	Value
(a)	(b)	(c)	(d)	(e)	(f)

Robert G. Jones	Retirement Plan	0	0	0	0
	Supplemental Plan	0	0	0	0

Christopher A. Wolking	Retirement Plan	3	23,889	0	1,299
	Supplemental Plan	3	645	0	35

Barbara A. Murphy	Retirement Plan	0	0	0	0
	Supplemental Plan	0	0	0	0

Daryl D. Moore	Retirement Plan	26	324,348	0	17,659
	Supplemental Plan	26	255,323	0	13,882

Annette W. Hudgions	Retirement Plan	15	212,192	0	11,544
	Supplemental Plan	15	85,316	0	4,639

(1)	Benefits under both the Retirement Plan and the Supplemental Plan were frozen, effective December 31, 2005. The Retirement Plan is a tax-qualified defined benefit plan, and the Supplemental Plan is a defined benefit non-qualified deferred compensation plan established to make up for benefit reductions under Retirement Plan on account of Internal Revenue Code benefit limitations.

(2)	The calculation of present value of accumulated benefit assumes a discount rate of 5.75% until age 65. It further assumes that the executive officer will receive the present value of his or her retirement benefit at age 65 in the form of a lump sum payment, calculated using GAR 1994 mortality table, blended 50% male, and 50% female and an assumed discount rate of 5.50%.

2007 Nonqualified Deferred Compensation

		Executive	Registrant	Aggregate		Aggregate
		Contributions	Contributions	Earnings in	Aggregate	Balance at
		in Last Fiscal	in Last Fiscal	Last Fiscal	Withdrawals/	last Fiscal
		Year	Year	Year	Distributions	Year End
Name	Year	($)	($)	($)	($)	($)
(a)		(b)	(c)	(d)	(e)	(f)

Robert G. Jones(1)	2007	36,001	22,801	−10,478	0	71,873
	2006	24,000	0	−451	0	23,549
Christopher A. Wolking	2007	5,770	1,801	3,683	0	61,270
	2006	5,000	2,512	2,925	0	50,016
Barbara A. Murphy	2007	0	1,201	72	0	1,273
	2006	0	0	0	0	0
Daryl D. Moore	2007	8,798	4,396	37,105	0	589,567
	2006	8,798	5,183	33,319	0	539,268
Annette W. Hudgions	2007	23,088	1,801	27,792	0	446,044
	2006	25,002	2,864	23,716	0	393,363

(1)	The Non-Qualified Plan Recordkeeper made a correction to Robert G. Jones’ year-end 2006 ending balance by adding $230.60 in earnings that had been incorrectly recorded as earned in 2007.

Potential Payments on Termination or Change in Control.

Employment Agreements.  We have entered into employment agreements with each Named Executive Officer with the exception of Annette Hudgions, who has entered into an Amended Severance and Change of Control Agreement. The agreements are summarized below. The summary is qualified in its entirety by reference to the agreements themselves, copies of which are available from the Company itself, or from the Company’s public filings with the Securities and Exchange Commission.

The term of the employment agreements entered into with the Chief Executive Officer, Chief Financial Officer and Chief Banking Officer end on December 31, 2010, with automatic one-year extensions, unless the Named Executive Officer or the Company provides 60 days notice before the end of the term of an intent not to renew the agreement. The term of the agreement for Mr. Moore ends on December 31, 2009, with automatic one-year extensions, unless Mr. Moore or the Company provides 60 days notice before the end of the term of an intent not to renew the agreement. The term of the severance and change of control agreement for Ms. Hudgions ends on December 31, 2009, with automatic one-year extensions, unless Ms. Hudgions or the Company provides 60 days notice before the end of the term of an intent not to renew the agreement.

Under each of their respective employment agreements, the Named Executive Officers are entitled to a base salary, incentive compensation (both cash and equity) and other employee benefits as determined by the Board. Based on information provided by the Compensation Committee compensation consultant, the Committee determined that the benefits, including the various multiples of components of compensation, were within the market range for such payouts and benefits. The Committee regularly reviews the Company’s employment and severance agreement arrangements and uses peer data to determine whether these arrangements are consistent with prevailing market practices.

Pursuant to the employment agreements and severance and change of control agreement, we are generally obligated to pay certain non-change of control severance benefits to the Named Executive Officer, if we terminate his or her employment without cause, or the executive resigns within 90 days after we have taken certain actions that adversely affect him or her. The agreements also obligate the Company to pay certain severance benefits if there is a change of control of the Company as defined within the agreement. A Named Executive Officer must satisfy the terms of the agreement, including its non-solicitation and non-compete provisions, to receive his or her benefits.

For purposes of the employment agreements and severance and change of control agreements, “Cause” includes (i) the Named Executive Officer’s act or failure to act constituting willful misconduct or gross negligence that is materially injurious to the Employer or its reputation; (ii) the Named Executive Officer’s willful and material failure to perform the duties of his employment (except in the case of a termination of Employment for Good Reason or on account of the Executive’s physical or mental inability to perform such duties) and the failure to correct such failure within five (5) days after receiving notice from the Board specifying such failure in detail; (iii) the Named Executive Officer’s willful and material violation of the Employing Companies’ code of ethics or written harassment policies; (iv) the requirement or direction of a federal or state regulatory agency having jurisdiction over the Company that the Named Executive Officer’s employment be terminated; (v) the Named Executive Officer’s arrest or indictment for a felony or a lesser criminal offense involving dishonesty, breach of trust, or moral turpitude; or (vi) the Named Executive Officer’s intentional breach of a material term, condition, or covenant of this Agreement and the failure to correct such violation within five (5) days after receipt of written notice from the Board specifying such breach in detail.

We are generally required to pay non-change of control benefits under the employment agreements and severance and change of control agreement, if the Named Executive Officer terminates his or her employment for “Good Reason” within 90 days after we have taken specified actions and we have failed to correct the event within 30 days following the Named Executive Officer’s notice of termination. These actions include (i) a material reduction in the Named Executive Officer’s duties, responsibilities, or status with the Employing Companies; (ii) a reduction in the Named Executive Officer’s base compensation for failure to include the Named Executive Officer with other similarly situated employees in any incentive, bonus, or benefit plans as may be offered by the Employing Companies from time to time; (iii) a change in the primary location at which the Named Executive Officer is required to perform the duties of his or her employment to a location that is more than fifty (50) miles from the location at which his or her office is located on the effective date of the Agreement; or (iv) the Company’s material breach of the Agreement.

The non-change of control severance benefits payable under the employment agreements and severance and change of control agreement include a lump sum payment equal to the Named Executive Officer’s Weekly Pay rate multiplied by the greater of (i) 52 or (ii) two times his or her years of service. The non-change of control severance benefits for our Chief Executive Officer, Chief Financial Officer and Chief Banking Officer provide for a severance payment of 104 weeks, however. For purposes of this payment, the Named Executive Officer’s Weekly Pay rate is the sum of his or her annual base salary then in effect and also includes payment of the Named Executive Officer’s target bonus for the year the severance is paid, divided by 52. Each of the employment agreements and severance and change of control agreement contain non-solicitation and non-compete provisions, which remain in effect for two years after termination of employment.

The employment agreements and severance and change of control agreements also provide for change of control severance benefits for each Named Executive Officer. The Company is required to pay change of control severance benefits if, within two years following a change of control (as defined in the agreements), we terminate the Named Executive Officer’s employment for a reason other than “Cause” or the Named Executive Officer’s disability. The Board believes that the employment agreements and severance and change of control agreements, which include change of control severance benefits, assure the fair treatment of the Named Executive Officers in relation to their professional careers with the Company by assuring them of some financial security in the event of a change of control. The change of control provision also protects the shareholders of the Company by encouraging the Named Executive Officers to continue to devote their full attention to the Company without being distracted by the need to seek other employment following the change of control. The Compensation Committee established the change of control payouts to each of the Named Executive Officers after reviewing peer data and consulting with Mercer.

Under the employment agreements and severance and change of control agreement, we are obligated to make the change of control severance payment, if the Named Executive Officer resigns for “Good Reason” within two years after a change of control after we have taken certain actions detrimental to the Named Executive Officer. These actions include (i) assignment to the Named Executive Officer of any duties materially inconsistent with his or her positions, duties, responsibilities, or status with the Employing Companies immediately before the change of control date; (ii) a substantial reduction in the Executive’s duties or responsibilities, or any removal of the Named Executive Officer from, or any failure to re-elect the Named Executive Officer to, any positions held by the Named Executive Officer immediately before the change of control date; (iii) a reduction by the Employing Companies in the compensation or benefits of the Named Executive Officer in effect immediately before the change of control date, or any failure to include the Named Executive Officer, at a level equal to or better than any other senior executive of an Employing Company, in any incentive, bonus, or benefit plan covering one or more senior executives of the Employing Companies; (iv) a reduction in the Named Executive Officer’s total compensation opportunity; (v) a change in the primary location at which the Named Executive Officer is required to perform the duties of his or her employment to a location that is more than fifty (50) miles from the location at which his or her office is located immediately before the change in control date (disregarding any change in location in anticipation of the change of control; or (vi) the Company’s material breach of the Agreement.

The change of control severance payment required under the employment agreements and severance and change of control agreement is a single lump sum payment in an amount equal to the product of (i) three (3) times (for the Chief Executive Officer, Chief Financial Officer and Chief Banking Officer and two (2) times for our other Named Executive Officers) (ii) the sum of (A) the Named Executive Officer’s annual base salary, at the greater of the rate in effect on the change of control date or the termination date, plus (b) the Named Executive Officer’s target bonus for the year containing the change of control date, or, if greater, for the year preceding the change of control date, subject to certain limitations and reimbursement provisions contained in the employment agreement.

Under Code Section 4999, a 20% excise tax is imposed on change on control payments that are “excess parachute payments” within the meaning of Section 280G(b)(1). In general, the excess parachute payment threshold above which excise taxes are imposed is three times the base amount. If the severance payment under a change in control agreement would be equal to or greater than 110% of the excess parachute payment threshold, we will make an additional payment to the executive to put him or her in the same position as if no portion of the change in control payment had been an excess parachute payment. If the severance payment under a change in control agreement would be more than 100% but less than 110% of the excess parachute payment threshold, the severance payment will be reduced to $1.00 less than the excess parachute threshold.

Potential Payments Upon Termination of Employment

The following tables provide information regarding potential payments upon termination of employment or a change in control for the Named Executive Officers. For purposes of the following tables, we have assumed that the change in control and/or termination occurred on December 31, 2007, and we have used the closing price of our stock on that date.

The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to Named Executive Officers of the Company in the event of a termination of employment or a change in control of the Company. The amount of compensation payable to each Named Executive Officer in each situation is listed in the following tables.

Potential Payments to Robert G. Jones Upon Termination of Employment

				Involuntary or
				Good Reason
		Involuntary		Termination		Termination		Termination
Executive Benefits and	Voluntary	Not for Cause	For Cause	Upon Change in		on Account		on Account
Payments Upon Termination	Termination	Termination	Termination	Control		of Disability		of Death

Compensation:
Base Salary	$0	$1,200,036	$0	$0		$0		$0
Short-Term Incentive	$0	$900,027	$0	$0		$0		$0
Change in Control Severance			$0	$3,150,095
Long Term Incentive
Performance-Based Restricted Shares
2005-2007 (Performance Period)	$0	$0	$0	$374,000	(1)	$0	(2)	$374,000	(3)
2006-2008 (Performance Period)	$0	$0	$0	$278,256	(1)	$139,128	(2)	$278,256	(3)
2007-2009 (Performance Period)	$0	$0	$0	$454,784	(1)	$454,784	(2)	$454,784	(3)
Stock Options
Unvested & Accelerated	$0	$0	$0	$35,521		$0		$0
Restricted Stock
Unvested Awards	$0	$0	$0	$92,752	(1)	$92,752	(2)	$92,752	(3)
Benefits and Perquisites:
Accrued Vacation Pay	$46,155	$46,155	$46,155	$46,155		$46,155		$46,155
Medical/Life & Outplacement	$0	$42,792	$0	$42,792		$0		$0
280G Tax Gross Up	$0	$0	$0	$1,581,829		$0		$0
Total	$46,155	$2,189,010	$46,155	$6,056,184		$732,819		$1,245,947

(1)	All performance-based restricted stock and service-based restricted stock are treated as fully earned, and the period of restriction lapses upon a change in control.

(2)	If Mr. Jones terminates employment on account of his disability, he will continue as a participant through the service and performance period, and his award (including forfeiture of some or all shares) will be determined at the end of those periods in accordance with the agreement(s) and paid shortly after the end of the period. The amount recorded reflects our belief that targeted performance was not achieved for the three-year performance period ending December 31, 2007, and that 50% of award will be achieved for the three-year performance period ending in 2008 and that target performance will be achieved for the three-year performance period ending in 2009.

(3)	If Mr. Jones dies while an employee, the (i) period of restriction will lapse, and (ii) performance-based shares will be treated as earned at the “target” level.

Potential Payments to Christopher A. Wolking Upon Termination of Employment

				Involuntary or
				Good Reason
		Involuntary		Termination		Termination		Termination
Executive Benefits and	Voluntary	Not for Cause	For Cause	Upon Change		on Account		on Account
Payments Upon Termination	Termination	Termination	Termination	in Control		of Disability		of Death

Compensation:
Base Salary	$0	$600,032	$0	$0		$0		$0
Short-Term Incentive	$0	$270,014	$0	$0		$0		$0
Change in Control Severance			$0	$1,305,070
Long Term Incentive
Performance-Based Restricted Shares
2005-2007 (Performance Period)	$0	$0	$0	$112,200	(1)	$0	(2)	$112,200	(3)
2006-2008 (Performance Period)	$0	$0	$0	$94,248	(1)	$47,124	(2)	$94,248	(3)
2007-2009 (Performance Period)	$0	$0	$0	$100,232	(1)	$100,232	(2)	$100,232	(3)
Stock Options
Unvested & Accelerated	$0	$0	$0	$11,847		$0		$0
Service-Based Restricted Shares
Unvested Awards	$0	$0	$0	$81,786	(1)	$81,786	(2)	$81,786	(3)
Benefits and Perquisites:
Accrued Vacation Pay	$23,078	$23,078	$23,078	$23,078		$23,078		$23,078
Medical/Life & Outplacement	$0	$39,435	$0	$39,435		$0		$0
280G Tax Gross Up	$0	$0	$0	$656,382		$0		$0
Total	$23,078	$932,559	$23,078	$2,424,278		$252,220		$411,544

(1)	All performance-based restricted stock and service-based restricted stock are treated as fully earned, and the period of restriction lapses upon a change in control.

(2)	If Mr. Wolking terminates employment on account of his disability, he will continue as a participant through the service and performance period, and his award (including forfeiture of some or all shares) will be determined at the end of those periods in accordance with the agreement(s) and paid shortly after the end of the period. The amount recorded reflects our belief that targeted performance was not achieved for the three-year performance period ending December 31, 2007, and that 50% of award will be achieved for the three-year performance period ending in 2008 and that target performance will be achieved for the three-year performance period ending in 2009.

(3)	If Mr. Wolking dies while an employee, the (i) period of restriction will lapse, and (ii) performance-based shares will be treated as earned at the “target” level.

Potential Payments to Barbara A. Murphy Upon Termination of Employment

				Involuntary or
				Good Reason
		Involuntary		Termination		Termination		Termination
Executive Benefits and	Voluntary	Not for Cause	For Cause	Upon Change		on Account		on Account
Payments Upon Termination	Termination	Termination	Termination	in Control		of Disability		of Death

Compensation:
Base Salary	$0	$600,022	$0	$0		$0		$0
Short-Term Incentive	$0	$270,010	$0	$0		$0		$0
Change in Control Severance			$0	$1,305,049
Long Term Incentive
Performance-Based Restricted Shares
2005-2007 (Performance Period)	$0	$0	$0	$0		$0		$0
2006-2008 (Performance Period)	$0	$0	$0	$55,352	(1)	$27,676	(2)	$55,352	(3)
2007-2009 (Performance Period)	$0	$0	$0	$100,232	(1)	$100,232	(2)	$100,232	(3)
Stock Options
Unvested & Accelerated	$0	$0	$0	$10,306		$0		$0
Service-Based Restricted Shares
Unvested Awards	$0	$0	$0	$68,816	(1)	$68,816	(2)	$68,816	(3)
Benefits and Perquisites:
Accrued Vacation Pay	$17,308	$17,308	$17,308	$17,308		$17,308		$17,308
Medical/Life & Outplacement	$0	$25,899	$0	25,899		$0
280G Tax Gross Up	$0	$0	$0	$631,368		$0		$0
Total	$17,308	$913,239	$17,308	$2,214,330		$214,032		$241,708

(1)	All performance-based restricted stock and service-based restricted stock are treated as fully earned, and the period of restriction lapses upon a change in control.

(2)	If Ms. Murphy terminates employment on account of her disability, she will continue as a participant through the service and performance period, and her award (including forfeiture of some or all shares) will be determined at the end of those periods in accordance with the agreement(s) and paid shortly after the end of the period. The amount recorded reflects our belief that targeted performance was not achieved for the three-year performance period ending December 31, 2007, and that 50% of award will be achieved for the three-year performance period ending in 2008 and that target performance will be achieved for the three-year performance period ending in 2009.

(3)	If Ms. Murphy dies while an employee, the (i) period of restriction will lapse, and (ii) performance-based shares will be treated as earned at the “target” level.

Potential Payments to Daryl D. Moore Upon Termination of Employment

				Involuntary or
				Good Reason
		Involuntary		Termination		Termination	Termination
Executive Benefits and	Voluntary	Not for Cause	For Cause	Upon Change		on Account	on Account
Payments Upon Termination	Termination	Termination	Termination	in Control		of Disabilty	of Death

Compensation:
Base Salary	$0	$293,259	$0	$0		$0	$0
Short-Term Incentive	$0	$117,304	$0	$0		$0	$0
Change in Control Severance			$0	$821,125
Long Term Incentive
Performance-Based Restricted Shares
2005-2007 (Performance Period)	$0	$0	$0	$89,760	(1)	$0(2)	$89,760	(3)
2006-2008 (Performance Period)	$0	$0	$0	$55,352	(1)	$27,676(2)	$55,352	(3)
2007-2009 (Performance Period)	$0	$0	$0	$62,832	(1)	$62,832(2)	$62,832	(3)
Stock Options
Unvested & Accelerated	$0	$0	$0	$7,284		$0	$0
Service-Based Restricted Shares
Unvested Awards	$0	$0	$0	$49,368	(1)	$49,368(2)	$49,368	(3)
Benefits and Perquisites:
Accrued Vacation Pay	$28,198	$28,198	$28,198	$28,198		$28,198	$28,198
Medical/Life & Outplacement	$0	$27,199	$0	$39,398		$0	$0
280G Tax Gross Up	$0	$0	$0	$0		$0	$0
Total	$28,198	$465,960	$28,198	$1,153,317		$168,074	$285,510

(1)	All performance-based restricted stock and service-based restricted stock are treated as fully earned, and the period of restriction lapses upon a change in control.

(2)	If Mr. Moore terminates employment on account of his disability, he will continue as a participant through the service and performance period, and his award (including forfeiture of some or all shares) will be determined at the end of those periods in accordance with the agreement(s) and paid shortly after the end of the period. The amount recorded reflects our belief that targeted performance was not achieved for the three-year performance period ending December 31, 2007, and that 50% of award will be achieved for the three-year performance period ending in 2008 and that target performance will be achieved for the three-year performance period ending in 2009.

(3)	If Mr. Moore dies while an employee, the (i) period of restriction will lapse, and (ii) performance-based shares will be treated as earned at the “target” level.

Potential Payments to Annette Hudgions Upon Termination of Employment

				Involuntary or
				Good Reason
		Involuntary		Termination		Termination		Termination
Executive Benefits and	Voluntary	Not for Cause	For Cause	Upon Change		on Account		on Account
Payments Upon Termination	Termination	Termination	Termination	in Control		of Disability		of Death

Compensation:
Base Salary	$0	$300,019	$0	$0		$0		$0
Short-Term Incentive	$0	$120,008	$0	$0		$0		$0
Change in Control Severance			$0	$639,480
Long Term Incentive
Performance-Based Restricted Shares
2005-2007 (Performance Period)	$0	$0	$0	$112,200	(1)	$0	(2)	$112,200(3)
2006-2008 (Performance Period)	$0	$0	$0	$77,792	(1)	$38,896	(2)	$77,792(3)
2007-2009 (Performance Period)	$0	$0	$0	$91,256	(1)	$91,256	(2)	$91,256(3)
Stock Options
Unvested & Accelerated	$0	$0	$0	$10,369		$0		$0
Service-Based Restricted Shares
Unvested Awards	$0	$0	$0	$70,821	(1)	$70,821	(2)	$70,821(3)
Benefits and Perquisites:
Accrued Vacation Pay	$24,040	$24,040	$24,040	$24,040		$24,040		$24,040
Medical/Life & Outplacement	$0	$25,657	$0	$36,315		$0		$0
280G Tax Gross Up	$0	$0	$0	$0		$0		$0
Total	$24,040	$469,724	$24,040	$1,062,273		$225,013		$376,109

(1)	All performance-based restricted stock and service-based restricted stock are treated as fully earned, and the period of restriction lapses upon a change in control.

(2)	If Ms. Hudgions terminates employment on account of her disability, she will continue as a participant through the service and performance period, and her award (including forfeiture of some or all shares) will be determined at the end of those periods in accordance with the agreement(s) and paid shortly after the end of the period. The amount recorded reflects our belief that targeted performance was not achieved for the three-year performance period ending December 31, 2007, and that 50% of award will be achieved for the three-year performance period ending in 2008 and that target performance will be achieved for the three-year performance period ending in 2009.

(3)	If Ms. Hudgions dies while an employee, the (i) period of restriction will lapse, and (ii) performance-based shares will be treated as earned at the “target” level.

Director Compensation

The Corporate Governance and Nominating Committee annually reviews and recommends the compensation for our non-employee directors. No fees are paid to directors who are also employees. As a starting point for its recommendations, the Compensation Committee uses the peer group compensation data prepared by Mercer to the Compensation Committee. It seeks to establish Board compensation that is median for the peer group.

For 2007, we paid all outside directors an annual retainer of $35,000 for serving as directors. Of this amount, we paid $20,000 in cash and $15,000 in the form of our stock. We paid this fee in two equal installments in May and November. In addition, directors received $1,500 for each Board meeting they attended. We paid Board committee members (other than Audit Committee members) $1,000 for each committee meeting attended, and we paid Audit Committee members $1,500 for each Audit Committee meeting attended. We pay meeting fees quarterly in the month following the end of the quarter, except fees for the last quarter of the year, which we pay in December.

For 2007, we paid the Non-Executive Chairman of the Board an additional retainer of $25,000. We paid the Audit Committee Chairman an additional retainer of $7,500 and other committee chairmen an additional retainer of $2,500. We paid these additional retainers in May.

We maintain a nonqualified deferred compensation plan, known as the “Directors Deferred Compensation Plan,” for our non-employee directors. A director may defer 25%, 50%, 75%, or 100% of his cash compensation pursuant to the plan. We credit a director’s plan account with earnings based on the hypothetical earnings of an investment fund consisting of Company stock, the return on a recognized market index selected by the Compensation Committee, or a combination of the two, as elected by the director. For the market index fund, we use a Bloomberg fund index, which approximates the risk and return associated with a diversified high quality corporate bond.

All amounts paid under the plan are paid from our general assets and are subject to the claims of our creditors. In most circumstances, deferred amounts are not distributed to the director until after termination of his or her service. In general, the director may elect to receive his or her plan benefits in a lump sum or in annual installments over two to ten years.

The following table shows all outside director compensation paid for 2007.

2007 Director Compensation

				Change in Pension
				Value and
				Nonqualified
				Deferred
	Fees Earned or Paid		Stock Awards(1)	Compensation	Total
Name	in Cash ($)		($)	Earnings(2)	($)
(a)	(b)		(c)	(f)	(h)

Larry E. Dunigan, Chairman	78,000	(3)	14,987		$92,987
Alan W. Braun	36,500		14,987		$51,487
Joseph D. Barnette, Jr.	42,000	(4)	14,987		$56,987
David E. Eckerle	23,500	(5)	7,491	1,137	$32,128
Niel C. Ellerbrook	39,000	(6)	14,987		$53,987
Andrew E. Goebel	61,000	(7)	14,987		$75,987
Phelps L Lambert	54,000	(8)	14,987		$68,987
Arthur H. McElwee, Jr.	23,375		7,496		$30,871
Marjorie Z. Soyugenc	51,000	(9)	14,987	836	$66,823
Kelly N. Stanley	55,900	(10)	14,987		$70,887
Charles D. Storms	48,500		14,987	255	$63,742

(1)	On May 4, 2007, Alan W. Braun, Joseph D. Barnette, Jr., Larry E. Dunigan, David E. Eckerle, Niel C. Ellerbrook, Andrew E. Goebel, Phelps L. Lambert, Marjorie Z. Soyugenc, Kelly N. Stanley and Charles D. Storms each received 408 shares of company stock at a closing stock price of $18.36 per share with a Grant Date Fair Value of $7,490.88. On November 2, 2007, Alan W. Braun, Joseph D. Barnette, Jr., Larry E. Dunigan, Niel C. Ellerbrook, Andrew E. Goebel, Phelps L. Lambert, Arthur H. McElwee, Jr., Marjorie Z. Soyugenc, Kelly N. Stanley and Charles D. Storms each received 461 shares of company stock at a closing stock price of $16.26 with a Grant Date Fair Value of $7,495.86.

(2)	The amounts specified in Column (f) are attributable entirely to earnings credits under our Directors Deferred Compensation Plan in excess of the applicable federal long-term rate, with compounding (as described by Section 1274(d) of the Internal Revenue Code).

(3)	Includes additional retainer for services as Board Chairman and Governance and Nominating Committee Chairman.

(4)	Includes additional retainer for services as Chairman of Risk and Credit Policy Committee for the second half of 2007.

(5)	Includes additional retainer for services as Chairman of Risk and Credit Policy Committee for the first half of 2007. Mr. Eckerle retired from the Board on May 17, 2007.

(6)	Includes additional retainer for services as Chairman of Compensation and Management Development Committee.

(7)	Includes additional retainer for services as Chairman of Audit Committee.

(8)	Includes additional retainer for services as Chairman of Funds Management Committee.

(9)	Includes additional retainer for services as Chairperson of Community and Social Responsibility Community.

(10)	Includes additional retainer and meeting fees for services as Chairman of Old National Trust Company Board and as Chairman of ONB Insurance Group Board.

Item 3: Ratification of the Appointment of
Independent Registered Public Accounting Firm

The Board proposes the ratification by the shareholders at the Annual Meeting of the Audit Committee’s appointment of Crowe Chizek and Company LLC, Indianapolis, Indiana, as independent registered public accounting firm for the Company and its subsidiaries for the fiscal year ending December 31, 2008. Although ratification by the shareholders of the Company’s independent registered public accounting firm is not required, the Company deems it desirable to continue its established practice of submitting such selection to the shareholders. In the event the appointment of Crowe Chizek and Company LLC is not ratified by the shareholders, the Audit Committee of the Board will consider appointment of other independent registered public accounting firms for the fiscal year ending December 31, 2008. A representative of Crowe Chizek and Company LLC will be present at the Annual Meeting and will have the opportunity to make a statement or respond to any questions that shareholders may have.

On November 7, 2005, the Audit Committee of the Board of the Company approved the dismissal of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, effective upon the completion of services related to the audit of the December 31, 2005 financial statements and the engagement of Crowe Chizek and Company LLC as independent registered public accounting firm for the fiscal year ending December 31, 2006.

Neither the audit report of PricewaterhouseCoopers LLP on the financial statements of the Company for the year ended December 31, 2005 nor the audit report of Crowe Chizek and Company LLC on the financial statements of the Company for the year ended December 31, 2007 contained an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principle, except that the report of PricewaterhouseCoopers LLP on the consolidated financial statements of the Company for the year ended December 31, 2005 contained an explanatory paragraph stating that the “2004 and 2003 consolidated financial statements have been restated.”

In connection with the audits of the Company’s financial statements as of December 31, 2007, 2006 and 2005 and for the years then ended and through the date of this filing, there were no disagreements between the Company and Crowe Chizek and Company LLC or PricewaterhouseCoopers LLP (collectively, the “Principal Accountants”) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Principal Accountants would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years.

Based upon their evaluation, management of the Company concluded that as of the end date for each of the fiscal years ended 2004, 2003, 2002, a material weakness in the Company’s internal control over financial reporting relating to the accounting for certain derivative transactions existed. PricewaterhouseCoopers LLP also advised the Company of the material weakness in the Company’s internal control over financial reporting relating to the accounting for certain derivative transactions.

During the Company’s last two fiscal years ended December 31, 2007 and 2006 and through the date of this filing, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except that PricewaterhouseCoopers LLP advised the Company of the material weakness described above and discussed the matter with the Audit Committee of the Board. The Company has authorized PricewaterhouseCoopers LLP to respond fully to the inquiries of a successor auditor concerning the subject matter of the reportable event described above.

Our Board unanimously recommends that you vote FOR the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered accounting firm for the fiscal year ending December 31, 2008.

Independent Accountants’ Fees

The following table sets forth the aggregate fees for audit services rendered by Crowe Chizek and Company LLC in connection with the consolidated financial statements and reports for fiscal year 2007 and for other services rendered during fiscal year 2007 on behalf of the Company and its subsidiaries, as well as all out-of-pocket costs incurred in connection with these services. The aggregate fees included in Audit are fees billed for the fiscal years for the audit of the registrant’s annual financial statements and review of financial statements and statutory and regulatory filings or engagements. The aggregate fees included in each of the other categories are fees billed or expected to be billed for services rendered during the fiscal years.

	Fiscal 2007	Fiscal 2006

Audit Fees	$742,500	$705,000
Audit Related Fees	$3,400	6,650
Tax Fees	0	0
All Other Fees	530	0

Total	$746,430	$711,650

Audit Fees:

Consists of fees billed for professional services rendered for (i) the audit of Old National’s consolidated financial statements and the integrated audit of internal control, (ii) the review of the interim condensed consolidated financial statements included in quarterly reports on Form 10-Q, (iii) the services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements, and (iv) other services that generally only the principal accountant can provide.

Audit-Related Fees:

Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees”. These services may include employee benefit plan audits, accounting consultations in connection with acquisitions and divestitures, attest services that are not required by statute or regulation, and consultations concerning financial accounting and reporting standards. These services included consultations concerning financial accounting and reporting standards in 2007.

Tax Fees:

Consists of fees billed for tax compliance/preparation and other tax services. Tax compliance/ preparation may consist of fees billed for professional services related to federal and state tax compliance, assistance with tax audits and appeals and assistance related to the impact of mergers, acquisitions and divestitures on tax return preparation. Other tax services may consist of fees billed for other miscellaneous tax consulting and planning and for individual income tax preparation.

All Other Fees:

Consists of fees for all other services provided other than those reported above. These services include benchmarking surveys and specialized consulting in 2007.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Accountants

All of the fees and services described above under “Audit Fees”, “Audit-Related Fees”, “Tax Fees” and “All Other Fees” were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent accountants. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditor is required to provide detailed supporting documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

Report of the Audit Committee

This Audit Committee report is provided to inform shareholders of the Audit Committee oversight with respect to the Company’s financial reporting. The Audit Committee operates under a written Audit Committee Charter which meets the requirements of the SEC and the NYSE.

Independence of Audit Committee Members

The Audit Committee is comprised of five members of the Board of the Company. All of the members of the Audit Committee are independent from management and the Company (as independence is currently defined in the NYSE’s listing requirements).

Scope of Responsibilities

The Audit Committee’s responsibilities are primarily derived from its role in the general oversight of the financial reporting process. That role includes the creation and maintenance of a strong internal control environment and a process of assessing the risk of fraud in the reporting process. The committee’s responsibilities include the authority and the responsibility of selecting, evaluating and, where appropriate, replacing the independent accountants; reviewing the scope, conduct and results of audits performed; making inquiries as to the differences of views, if any, between such independent accountants and officers and employees of the Company and subsidiaries with respect to the financial statements and records and accounting policies, principles, methods and systems; considering whether the provision by the independent accountants of services for the Company, in addition to the annual audit examination, is compatible with maintaining the independent accountants’ independence; reviewing the policies and guidelines of the Company and subsidiaries designed to ensure the proper use and accounting for corporate assets, and the activities of the Company’s internal audit department; pre-approving all auditing services and permissible non-audit services provided to the Company by the independent accountants; reviewing any significant disagreements between management and the independent accountants in connection with the preparation of the financial statements; and discussing the quality and adequacy of the Company’s internal controls with management, the internal auditors and the independent accountants.

While the primary responsibility for compliance activities is with the Risk and Credit Policy Committee, the Audit Committee has responsibility for the general oversight of the Company’s compliance with banking laws and regulations.

2007 Work of the Audit Committee

The Audit Committee engaged Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm as of and for the period ending December 31, 2007. The selection of Crowe Chizek and Company LLC was ratified by the shareholders of the Company at the 2007 Annual Meeting.

In fulfilling its oversight responsibilities in 2007, the Audit Committee continued to closely monitor the financial reporting and accounting practices of the Company, including the establishment of an appropriate level of loan loss reserve. The Audit Committee also requires periodic updates from management with respect to other critical accounting areas, including but not limited to, financial derivatives, impairment and income taxes.

During the year, the Audit Committee continued to monitor the Company’s compliance with the internal control certification and attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002. The committee is of the opinion that the Company, which has dedicated considerable resources and employed specifically assigned personnel to monitor and assess the effectiveness of the Company’s internal controls over financial reporting, has achieved the objective of reducing the risk of material errors or misrepresentations in financial reports. During 2007, the multi-year process of integration of internal control responsibility into the various departments of the company was essentially completed.

The Audit Committee, in its designated role as the committee assigned the responsibility for general oversight of the Company’s compliance with banking laws and regulations, met regularly with the Company’s Chief Risk Officer and other management personnel to review the Company’s compliance with banking laws and regulations and receive updates regarding regulatory matters. In addition, the Chairman of the Audit Committee is a member of the Company’s Risk and Credit Policy Committee, which has primary oversight of the credit administration and compliance activities of the Company.

Throughout the year, the Audit Committee was involved in monitoring the Ethicspoint® reporting system which was acquired and implemented in 2003 to assist the Audit Committee in administering the anonymous complaint procedures outlined in the Code of Business Conduct and Ethics. The Sarbanes-Oxley Act of 2002 required that the Audit Committee establish procedures for the confidential submission of employee concerns regarding questionable accounting, internal controls or auditing matters. The Audit Committee will continue to ensure that the Company is in compliance with all applicable rules and regulations with respect to the submission to the Audit Committee of anonymous complaints from employees of the Company.

Review with Management and Independent Accountants

The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2007, and the footnotes thereto, with management and the independent accountants, Crowe Chizek and Company LLC. The Audit Committee also received from management drafts of the Company’s Quarterly Reports on Form 10-Q and reviewed drafts of the Company’s earnings releases prior to public dissemination.

The Audit Committee periodically reviewed with the independent accountants their assessment of the progress being made by the Company and by the independent accountants in achieving the internal control certification and attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee reviewed with the Company’s internal auditors and independent accountants the overall scope and plans for their respective audit activities. The Audit Committee also met with its internal auditors and the independent accountants, with and without management present, to discuss the results of their examinations and their evaluations of internal controls. Additionally, the Audit Committee reviewed and discussed with the independent accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Audit Committee pursuant to Statement on Auditing Standards No. 61, as amended.

The Audit Committee discussed with Crowe Chizek and Company LLC their independence from management and the Company, and received the written disclosures and the letter from Crowe Chizek and Company LLC required by Independence Standards Board Standard No. 1. The Audit Committee also administered the Company’s policy regarding engagement of independent accountants to provide non-audit services. In addition, the Audit Committee has discussed with the independent accountants the accountants’ independence from management and the Company, including the matters in the accountants’ written disclosures required by the Independence Standards Board.

Audit Committee Financial Expert

The Board determined that Andrew E. Goebel is an “Audit Committee Financial Expert” as defined by the SEC. Mr. Goebel is independent as that term is defined in the NYSE listing standards.

Appointment of Crowe Chizek and Company LLC

The Audit Committee has appointed Crowe Chizek and Company LLC as the Company’s independent registered public accounting firm as of and for the period ending December 31, 2008.

Annual Committee Review of Charter and Performance Evaluation

As required by the Audit Committee’s Charter, in early 2008 the Audit Committee reviewed the Charter and determined that no modifications were advisable at that time. Also, as required by the Audit Committee’s Charter, the Audit Committee conducted an annual performance evaluation, the results of which have been discussed with the Audit Committee members and shared with the Corporate Governance and Nominating Committee.

Conclusion

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC.

Submitted by,

Members of the Audit Committee

Andrew E. Goebel, Chairman
Larry E. Dunigan
Phelps L. Lambert
Marjorie Z. Soyugenc
Charles D. Storms

Transactions with Management and Others

The executive officers and directors of the Company are at present, as in the past, customers of one or more of the Company’s subsidiaries and have had and expect in the future to have similar transactions with the subsidiaries in the ordinary course of business. In addition, some of the executive officers and directors of the Company are at present, as in the past, officers, directors or principal shareholders of corporations which are customers of these subsidiaries and which have had and expect to have transactions with the subsidiaries in the ordinary course of business. All such transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Related party transactions are evaluated on a case-by-case basis in accordance with the applicable provisions of the By-Laws and the Code of Business Conduct and Ethics of the Company.

The provisions of the By-Laws apply to contracts or transactions between the Company and

•	any one or more of its directors, members or employees,

•	any firm of which one or more of its directors are members or employees or in which they are interested, or

•	any corporation or association of which one or more of its directors are stockholders, members, directors, officers, or employees or in which they are interested.

Contracts or transactions between the Company and the persons described above are valid for all purposes, if the fact of such interest is disclosed to the Board and the Board authorizes, approves and ratifies such contract or transaction by a vote of a majority of the directors present at the meeting at which the contract or transaction is considered. In the case where a director has an interest in the transaction or contract, the director is permitted to attend the meeting of the Board at which the transaction is considered and may be counted for purposes of determining if a quorum is present. The vote of the interested director, may not, however, be counted for purposes of determining whether the transaction is approved by a majority of the directors present.

Except in the case where such transactions are specifically approved by the Board, the Company’s Code of Business Conduct and Ethics prohibits transactions with related persons which result in a conflict of interest. For this purpose, “related persons” include the directors, executive officers or their immediate family members, or shareholders owning five percent or greater of the Company’s outstanding stock. Such transactions may be approved by the Board upon a determination that the transactions are in the best interests of the Company.

The Company paid $561,791.57 to Industrial Contractors, Inc. for communications cabling and miscellaneous construction and mechanical services and $245,751.22 to Professional Consultants, Inc. for architectural and design work at the Company’s headquarters building in Evansville and at other Old National Bank financial centers in 2007. Alan W. Braun is Chairman, President and CEO of Industrial Contractors, Inc. and Executive Vice President of Professional Consultants, Inc. Mr. Braun is currently a Director of the Company.

Shareholder Proposals and Director Nominations
for the 2009 Annual Meeting

Proposals submitted by shareholders under Rule 14a-8 of the SEC to be presented at the 2009 Annual Meeting must be received by the Company at its principal executive office no later than November 28, 2008, to be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Any such proposals should be sent to the attention of the Corporate Secretary of the Company at P.O. Box 718, Evansville, Indiana 47705-0718. If notice of any other shareholder proposal intended to be presented at the 2009 Annual Meeting is not received by the Company on or before February 5, 2009, the proxy solicited by the Board of the Company for use in connection with that meeting may confer authority on the proxies to vote in their discretion on such proposal, without any discussion in the Company’s proxy statement for that meeting of either the proposal or how such proxies intend to exercise their voting discretion.

All nominations of persons to serve as Directors of the Company must be made in accordance with the requirements contained in the Company’s By-Laws. See the description of the nomination procedures contained on page 6.

Annual Report

Upon written request, the Company will provide without charge to each shareholder who does not otherwise receive a copy of the Company’s annual report to shareholders a copy of the Company’s annual report on Form 10-K which is required to be filed with the SEC for the year ended December 31, 2007. Address all requests to:

Joan Kissel, Vice President & Controller
Old National Bancorp
P. O. Box 718
Evansville, Indiana 47705-0718

Section 16(a) Beneficial Ownership
Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers and persons who beneficially own more than 10% of the Company common stock shares to file with the SEC reports showing ownership of and changes of ownership in the Company’s common shares and other equity securities. On the basis of reports and representations submitted by the Company’s directors, executive officers, and greater-than-10% owners, the Company believes that all required Section 16(a) filings for fiscal year 2007 were timely made except for the following: (i) Robert G. Jones filed a Form 5 on February 14, 2008, reporting 30 delinquent Form 4 filings for 2006 and 30 for 2007, all of which related to his acquisition of phantom stock under the Company’s Executive Deferred Compensation Plan; (ii) Kelly N. Stanley filed a Form 5 on February 14, 2008, reporting 12 delinquent Form 4 filings for 2005, six for 2006 and six for 2007, also in connection with the acquisition of phantom stock under the Company’s Executive Deferred Compensation Plan; and (iii) Phelps L. Lambert filed a Form 5 on

February 14, 2008, reporting five delinquent Form 4 filings for 2006 and six for 2007, also in connection with the acquisition of phantom stock under the Company’s Executive Deferred Compensation Plan.

Other Matters

The Board of the Company does not know of any matters for action by shareholders at the 2008 Annual Meeting other than the matters described in the accompanying Notice of Annual Meeting. However, the enclosed proxy will confer upon the named proxies discretionary authority with respect to matters which are not known to the Board at the time of the printing hereof and which may properly come before the Annual Meeting. It is the intention of the persons named as proxies to vote pursuant to the proxy with respect to such matters in accordance with their best judgment.

It is important that proxies be returned promptly. Whether or not you expect to attend the Annual Meeting in person, shareholders are requested to complete, sign and return their proxies in order that a quorum for the Annual Meeting may be assured. You may also vote your proxy by Internet. If you do not vote your proxy by Internet, then it may be mailed in the enclosed envelope, to which no postage need be affixed.

Appendix I

Director Independence Standards

The Board will have a majority of Directors who meet the criteria for independence required by Section 303A.02 of the New York Stock Exchange (“NYSE”) Listed Company Manual. No Director shall qualify as “independent” unless the Board affirmatively determines that the Director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). A material relationship is a relationship that the Board determines, after a consideration of all relevant facts and circumstances, compromises the Director’s independence from management. The Board will consider the issue not merely from the standpoint of the Director, but also from that of persons or organizations with which the director has an affiliation. The Board acknowledges that it is not possible to anticipate, or explicitly provide for, all circumstances that might signal potential conflicts of interest, or that might bear on the materiality of a director’s relationship with the Company. Therefore, determining independence must be accomplished on a case-by-case basis through an in-depth analysis of each Director, the members of his or her immediate family and all of his or her relevant affiliations with the Company, subject to the requirements of applicable laws and regulations and the listing standards of the NYSE set forth below.

In accordance with Section 303A.02 of the NYSE Listed Company Manual, a Director will automatically be deemed not to be “independent” if the Director meets any of the following:

a.	is currently, or has been within the last three (3) years, an employee of the Company or any of its affiliates, or has an immediate family member who has been, within the last three (3) years, an executive officer of the Company.

b.	does receive, or has an immediate family member who receives, or has received during any twelve-month period within the past three (3) years, more than $100,000 per year in direct compensation from the Company, other than Director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

c.	is or has been affiliated with or employed by, or has an immediate family member who is affiliated with or employed in a professional capacity by, within the last three (3) years, any (present or former) auditor of the Company.

d.	is an executive officer or an employee, or has an immediate family member who is an executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three (3) fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

e.	is employed, or has an immediate family member who is employed, within the last three (3) years, as an executive officer of another company where any of the Company’s present executives serve on such other company’s compensation committee.

I-1

For purposes of the foregoing, “immediate family member” includes a person’s spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than domestic employees) sharing such person’s home.

Additionally, a Director of the Company will not fail to be deemed “independent” for purposes of the NYSE Listed Company Manual solely as a result of lending relationships (such as depository, transfer, register, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) between the Company and its subsidiaries, on the one hand, and a company with which the Director is affiliated by reason of being a Director, officer or a significant shareholder thereof, on the other, provided that the relationship complies with paragraph (d) above and:

a.	such relationships are in the ordinary course of business of the Company and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; and

b.	with respect to extensions of credit by the Company or its subsidiaries:

i.	such extensions of credit have been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve, Sections 23A and 23B of the Federal Reserve Act and Section 13(k) of the Securities Exchange Act of 1934; and

ii.	no event of default has occurred under the loan.

I-2

Appendix II

OLD NATIONAL BANCORP

2008 INCENTIVE COMPENSATION PLAN

ARTICLE I.

PURPOSE AND DURATION

Section 1.01.  Establishment of the Plan.  Old National Bancorp, an Indiana corporation, hereby establishes an equity-based incentive compensation plan, to be known as the Old National Bancorp 2008 Incentive Compensation Plan (“Plan”), effective as of          , 2008. The Plan was adopted by the Company’s Board on January 17, 2008, contingent on shareholder approval, and it became effective upon the shareholders’ approval of the Plan on          , 2008.

Section 1.02.  Purposes of the Plan.  The purposes of the Plan are to further the growth and financial success of the Company and its Affiliates by aligning the interests of Participants more closely with the interests of the Company’s shareholders; to provide Participants with an additional incentive to excel in performing services for the Company and its Affiliates, and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Affiliates in attracting, motivating, and retaining key employees. To achieve these objectives, the Plan provides for the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, Performance Shares, Shares, and Short-Term Incentive Awards.

ARTICLE II.

DEFINITIONS AND RULES OF INTERPRETATION

Section 2.01.  Definitions.  For purposes of the Plan, the following words and phrases shall have the following meanings, unless a different meaning is plainly required by the context:

(a)	“Act” or “1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

(b)	“Affiliate” means any corporation or any other entity (including, but not limited to, a partnership, limited liability company, joint venture, or Subsidiary) controlling, controlled by, or under common control with the Company.

(c)	“Affiliated SAR” means an SAR that is granted in connection with a related Option and is deemed to be exercised at the same time as the related Option is exercised.

(d)	“Award” means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Service-Based Restricted Stock, Performance-Based Restricted Stock, Performance Units, Performance Shares, Shares, or Short-Term Incentive Awards.

(e)	“Award Agreement” means the written agreement that sets forth the terms and conditions applicable to an Award.

(f)	“Board” or “Board of Directors” means the Company’s Board of Directors, as constituted from time to time.

(g)	“Cashless Exercise” means, if there is a public market for the Shares, the payment of the Exercise Price for Options (i) through a same day sale commitment from the Participant and a FINRA member firm, whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay the Exercise Price, and whereby the FINRA member firm irrevocably commits upon receipt of such stock to forward the Exercise Price directly to the Company, or (ii) through a margin commitment from the Participant and a FINRA member firm whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the FINRA member firm in a margin account as security for a loan from the FINRA member firm in the amount of the Exercise Price and whereby the FINRA member firm irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company.

(h)	“Cause” means, for purposes of determining whether and when a Participant has incurred a Termination of Service for Cause, (i) any act or failure to act that permits the Company or an Affiliate to terminate the written agreement or arrangement between the Participant and the Company or Affiliate for “cause,” as defined in such agreement or arrangement or, (ii) if there is no such agreement or arrangement, or the agreement or arrangement does not define the term “cause,” any act or failure to act deemed to constitute “cause” under the Company’s established and applied practices, policies, or guidelines applicable to the Participant.

(i)	“Change in Control” has the meaning specified in Section 15.02.

(j)	“Code” means the Internal Revenue Code of 1986, as amended from time to time.

(k)	“Committee” means the Compensation and Management Development Committee of the Board or such other committee appointed by the Board pursuant to Section 3.01 to administer the Plan.

(l)	“Company” means Old National Bancorp, an Indiana corporation, and any successor thereto.

(m)	“Covered Employee” means an Employee who is a covered employee as defined in Code Section 162(m)(3).

(n)	“Director” means any individual who is a member of the Board of Directors.

(o)	“Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or Affiliate by whom the Participant is employed. Notwithstanding the foregoing, a mental or physical illness shall not constitute a Disability if it is the result of (i) an intentionally self-inflicted injury or an intentionally self-induced sickness, or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The determination of a Disability for purposes of the Plan shall be made by the Committee, and it shall not be construed to be an admission of a disability for any other purpose.

(p)	“Effective Date” means , 2008, which is the date on which the Company’s shareholders approved the Plan.

(q)	“Employee” means an officer or key employee of the Company or an Affiliate.

(r)	“Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

(s)	“Fair Market Value” means, with respect to a Share as of a particular date, the per share closing price for the Shares on such date, as reported by the principal exchange or market over which the Shares are then listed or regularly traded. If Shares are not traded over the applicable exchange or market on the date as of which the determination of Fair Market Value is made, “Fair Market Value” means the per share closing price for the Shares on the most recent preceding date on which the Shares were traded over such exchange or market.

(t)	“FINRA” means the Financial Industry Regulatory Authority.

(u)	“Fiscal Year” means the annual accounting period of the Company.

(v)	“Freestanding SAR” means an SAR that is granted independently of any Option.

(w)	“Grant Date” means, with respect to any Award, (i) the date on which the Award is granted by the Committee, or (ii) if granted by the Committee subject to the approval of the full Board, the date on which the Award is approved by the full Board, regardless of whether the related Award Agreement is signed after such date.

(x)	“Incentive Stock Option” means an option to purchase Shares that is granted pursuant to the Plan, is designated as an Incentive Stock Option, and satisfies the requirements of Code Section 422.

(y)	“Net Charge-Off Ratio” means the average of net charge offs to loans over the Performance Period.

(z)	“1999 Plan” means the Old National Bancorp 1999 Equity Incentive Plan, which was approved by shareholders on April 15, 1999.

(aa)	“Nonqualified Stock Option” means an option to purchase Shares that is granted pursuant to the Plan and is not an Incentive Stock Option.

(bb)	“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(cc)	“Option Period” means the period during which an Option is exercisable in accordance with the applicable Award Agreement and Article VI.

(dd)	“Participant” means an Employee to whom an Award has been granted.

(ee)	“Performance Award” means, with respect to a Participant for a Performance Period, an Award under which the amount payable to the Participant (if any) is contingent on the achievement of pre-established Performance Targets during the Performance Period.

(ff)	“Performance-Based Compensation” means compensation described in Code Section 162(m)(4)(C) that is excluded from “applicable employee remuneration” under Code Section 162(m).

(gg)	“Performance-Based Restricted Stock” means Restricted Stock that is subject to forfeiture unless specified Performance Targets are satisfied during the Performance Period.

(hh)	“Performance Measures” means, with respect to a Performance Award, the objective factors used to determine the amount (if any) payable pursuant to the Award. “Performance Measures” shall be based on any of the factors listed below, alone or in combination, as determined by the Committee. Such factors may be applied (i) on a corporate-wide or business-unit basis, (ii) including or excluding one or more Subsidiaries, (iii) in comparison with plan, budget, or prior performance, and/or (iv) on an absolute basis or in comparison with peer-group performance. The factors that may be used as Performance Measures are (i) return on assets, (ii) return on equity, (iii) total shareholder return, (iv) total revenue, (v) operating income, (vi) net income, (vii) earnings per share, (viii) total risk-adjusted income, (ix) non-performing asset ratio, (x) book value per share, (xi) income before interest and taxes, (xii) charge offs, and (xiii) Net-Charge-Off Ratios. Performance Measures may differ from Participant to Participant and Award to Award.

(ii)	“Performance Period” means the period of time during which Performance Targets must be achieved with respect to an Award, as established by the Committee.

(jj)	“Performance Share” means an Award granted to a Participant pursuant to Section 9.01, the initial value of which is equal to the Fair Market Value of a Share on the Grant Date.

(kk)	“Performance Targets” means, with respect to a Performance Award for a Performance Period, the objective performance under the Performance Measures for that Performance Period that will result in payments under the Performance Award. Performance Targets may differ from Participant to Participant and Award to Award.

(ll)	“Performance Unit” means an Award granted to a Participant pursuant to Section 9.01, the initial value of which is established by the Committee on or before the Grant Date.

(mm)	“Period of Restriction” means the period during which a Share of Restricted Stock is subject to restrictions and a substantial risk of forfeiture.

(nn)	“Plan” means the Old National Bancorp 2008 Incentive Compensation Plan, as set out in this instrument and as hereafter amended from time to time.

(oo)	“Restricted Stock” means an Award granted to a Participant pursuant to Section 8.01.

(pp)	“Retirement” means, with respect to a Participant, Termination of Service after having (i) completed at least five years of service with the Company and (ii) reached age fifty-five (55). For purposes of the preceding sentence, service with an Affiliate shall be considered service with the Company.

(qq)	“Rule 16b-3” means Rule 16b-3 under the 1934 Act and any future rule or regulation amending, supplementing, or superseding such rule.

(rr)	“Section 16 Person” means a person subject to potential liability under Section 16(b) of the 1934 Act with respect to transactions that involve equity securities of the Company.

(ss)	“Service-Based Restricted Stock” means Restricted Stock with restrictions based on the Participant’s continued service to the Company and/or an Affiliate.

(tt)	“Shares” means the whole shares of issued and outstanding regular voting common stock, no par value, of the Company, whether presently or hereafter issued and outstanding, and any other stock or securities resulting from adjustment thereof as provided in 4.04, or the stock of any successor to the Company that is so designated for the purposes of the Plan.

(uu)	“Short-Term Incentive Award” means an Award pursuant to the STIP.

(vv)	“STIP” means the Old National Bancorp Short-Term Incentive Plan for Executive Employees, as set out in Appendix A, and as amended from time to time. The terms of the STIP are part of the Plan as if fully set out herein.

(ww)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection or tandem with a related Option, that is designated as an SAR pursuant to Section 7.01.

(xx)	“Subsidiary” means any corporation (including, without limitation, any bank, savings association, financial institution, or financial services company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(yy)	“Tandem SAR” means an SAR that is granted in tandem with a related Option, the exercise of which requires forfeiture of the right to exercise the related Option with respect to an equal number of Shares and that is forfeited to the extent that the related Option is exercised.

(zz)	“Termination of Service,” “Terminates Service,” or any variation thereof means a separation from service within the meaning of Code Section 409A(a)(2)(A)(i).

Section 2.02.  Rules of Interpretation.  The following rules shall govern in interpreting the Plan:

(a)	Except to the extent preempted by United States federal law or as otherwise expressly provided herein, the Plan and all Award Agreements shall be interpreted in accordance with and governed by the internal laws of the State of Indiana without giving effect to any choice or conflict of law provisions, principles, or rules.

(b)	The Plan and all Awards are intended to comply with the requirements of Code Section 409A, with all Options, SARs, and grants of Restricted Stock being exempt from the requirements of Code Section 409A and all other Awards being exempt from or complying with such requirements.

(c)	Any reference herein to a provision of law, regulation, or rule shall be deemed to include a reference to the successor of such law, regulation, or rule.

(d)	To the extent consistent with the context, any masculine term shall include the feminine, and vice versa, and the singular shall include the plural, and vice versa.

(e)	If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity of that provision shall not affect the remaining parts of the Plan, and the Plan shall be interpreted and enforced as if the illegal or invalid provision had never been included herein.

(f)	The grant of Awards and issuance of Shares hereunder shall be subject to all applicable statutes, laws, rules, and regulations and to such approvals and requirements as may be required from time to time by any governmental authority or securities exchange or market on which the Shares are then listed or traded.

(g)	The descriptive headings and sections of the Plan are provided for convenience of reference only and shall not serve as a basis for interpretation of the Plan.

ARTICLE III.

ADMINISTRATION

Section 3.01.  The Committee.  The Committee shall administer the Plan and, subject to the provisions of the Plan and applicable law, may exercise its discretion in performing its administrative duties. The Committee shall consist of not fewer than three (3) Directors, and Committee action shall require the affirmative vote of a majority of its members. The members of the Committee shall be appointed by, and shall serve at the pleasure of, the Board of Directors. The Committee shall be composed solely of Directors who both are (i) non-employee directors under Rule 16b-3 and (ii) outside directors under Code Section 162(m)(3)(C)(ii).

Section 3.02.  Authority of the Committee.  Except as limited by law or by the Articles of Incorporation or By-Laws of the Company, and subject to the provisions of the Plan, the Committee shall have full power and discretion to select the Employees who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan, all Award Agreements, and any other agreements or instruments entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award and applicable Award Agreement to the extent that such terms and conditions are within the discretion of the Committee. Further, the Committee shall make all other determinations that may be necessary or advisable for the administration of the Plan. Each Award shall be evidenced by a written Award Agreement between the Company and the Participant and shall contain such terms and conditions established by the Committee consistent with the provisions of the Plan. Notwithstanding the preceding provisions, the Committee shall not have any authority (i) to take any action that would cause an Option, SAR, or grant of Restricted Stock to become subject to Code Section 409A or to cause any Performance Unit, Performance Share, or Short-Term Incentive Award to violate Code Section 409A, or (ii) to take any action with respect to an Award intended to constitute Performance-Based Compensation that would disqualify it from being such. Moreover, except as permitted by the Plan in connection with a corporate transaction (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended without shareholder approval to reduce the Exercise Price of an outstanding Option or SAR or cancel an outstanding Option or SAR in exchange for cash, other Awards, or Options or SARs with an exercise price that is less than the Exercise Price of the original Options or SARs. Except as limited by applicable law or the Plan, the Committee may use its discretion to the maximum extent that it deems appropriate in administering the Plan.

Section 3.03.  Delegation by the Committee.  The Committee may delegate all or any part of its authority and powers under this Plan to one or more Directors or officers of the Company; provided, however, the Committee may not delegate its authority and powers (i) with respect to grants to Section 16 Persons, (ii) in a way that would jeopardize the Plan’s satisfaction of Rule 16b-3, or (iii) with respect to grants intended to constitute Performance-Based Compensation.

Section 3.04.  Decisions Binding.  All determinations and decisions made by the Committee, the Board, or any delegate of the Committee pursuant to this Article shall be final, conclusive, and binding on all persons, including the Company and Participants.

ARTICLE IV.

SHARES SUBJECT TO THIS PLAN

Section 4.01.  Number of Shares.

(a)	Subject to adjustment as provided in Section 4.04 and any limitations specified elsewhere in the Plan, the maximum number of Shares cumulatively available for issuance under the Plan pursuant to (i) the exercise of Options, (ii) the grant of Affiliated, Freestanding, and Tandem SARs, (iii) the grant of Restricted Stock, (iv) the payment of Performance Units and Performance Shares, and/or (v) the grant of Shares shall not exceed the sum of the following:

(i)	one million Shares, plus

(ii)	any Shares covered by an award under this Plan or the 1999 Plan that are forfeited or remain unpurchased or undistributed upon termination or expiration of the award, plus

(iii)	any Shares exchanged by a Participant as full or partial payment to the Company of the exercise price of an option under this Plan or the 1999 Plan; plus

(iv)	any Shares available for awards under the 1999 Plan on the date of its termination.

(b)	Except as expressly provided herein, no separate limit shall apply to the number of Shares that may be used for any particular type of Award.

(c)	Shares issued under the Plan may be authorized but unissued Shares, treasury Shares, reacquired Shares (including Shares purchased in the open market), or any combination thereof, as the Committee may from time to time determine. Shares covered by an Award that are forfeited or that remain unpurchased or undistributed upon termination or expiration of the Award may be made the subject of further Awards to the same or other Participants.

Section 4.02.  Restrictions on Shares.  Shares issued upon exercise of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions, and restrictions as the Committee may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for Shares, cash, or other property before (i) the listing of such Shares on any stock exchange (or other public market) on which the Shares may then be listed (or regularly traded) and (ii) the completion of any registration or qualification of such shares under federal, state, local, or other law, or any ruling or regulation of any government body that the Committee determines to be necessary or advisable. The Company may cause any certificate for Shares to be delivered hereunder to be properly marked with a legend or other notation reflecting the limitations on transfer of such Shares as provided in the Plan or as the Committee may otherwise require. Participants, or any other persons entitled to benefits under the Plan, must furnish to the Committee such documents, evidence, data, or other information as the Committee considers necessary or desirable for the purpose of administering the Plan. The benefits under the Plan for each Participant and other person entitled to benefits hereunder are to be provided on the condition that such Participant or other person furnish full, true, and complete data, evidence, or other information, and that he or she promptly sign any document reasonably requested by the Committee. No fractional Shares shall be issued under the Plan; rather, fractional shares shall be aggregated and then rounded to the next lower whole Share.

Section 4.03.  Shareholder Rights.  Except with respect to Restricted Stock as provided in Article VIII, no person shall have any rights of a shareholder (including, but not limited to, voting and dividend rights) as to Shares subject to an Award until, after proper exercise or vesting of the Award or other action as may be required by the Committee, such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant. Upon exercise of the Award or any portion thereof, the Company shall have a reasonable period in which to issue and transfer the Shares to the Participant, and the Participant shall not be treated as a shareholder for any purpose before such issuance and transfer. No payment or adjustment shall be made for cash dividends or other rights for which the record date is prior to the date on which such Shares are recorded as issued and transferred in the Company’s official shareholder records (or the records of its transfer agents or registrars), except as provided herein or in an Award Agreement.

Section 4.04.  Changes in Stock Subject to the Plan.  In the event of any change in the Shares by virtue of a stock dividend, stock split or consolidation, reorganization, merger, spinoff, or similar transaction, the Committee shall, as it deems appropriate, adjust the aggregate number of Shares available for Awards, the Shares subject to an Award, and the terms of the Award to prevent the dilution of Shares or the diminution of the Awards. The Committee’s determination pursuant to this Section be final and conclusive, provided, however, no adjustment pursuant to this Section shall (i) be made to the extent that the adjustment would cause an Award to become subject to Code Section 409A or (ii) change the One Hundred Thousand Dollar ($100,000) limit on Incentive Stock Options first exercisable during a year, as set out in Section 6.01.

ARTICLE V.

ELIGIBILITY

Except as herein provided, individuals who are Employees shall be eligible to participate in the Plan and be granted Awards. The Committee may, from time to time and in its sole discretion, select the Employees to be granted Awards and determine the terms and conditions with respect thereto each Award. In making any such selection and in determining the form of an Award, the Committee may give consideration to the functions and responsibilities of the Employee and the Employee’s contributions to the Company or its Affiliates, the value of the Employee’s services (past, present, and future) to the Company or its Affiliates, and such other factors as it deems relevant. Committee members shall not be eligible to participate in the Plan while serving as Committee members.

ARTICLE VI.

STOCK OPTIONS

Section 6.01.  Grant of Options.  Subject to the terms and provisions of the Plan, the Committee may grant Options to any Employee in such amounts as the Committee may determine. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or any combination thereof. The Committee shall determine the number of Shares subject to each Option; subject to the express limitations of the Plan, including Article XII. Furthermore, no Participant may be granted Incentive Stock Options under this Plan (when combined with incentive stock options granted under any other plan of the Company or an Affiliate) that would result in Shares with an aggregate Fair Market Value (determined as of the Grant Date(s)) of more than One Hundred Thousand Dollars ($100,000) first becoming exercisable in any one calendar year. To the extent that a purported Incentive Stock Option would violate the limitation specified in the preceding sentence, the Option shall be deemed a Nonqualified Stock Option.

Section 6.02.  Option Award Agreement.  Each Option shall be evidenced by an Option Award Agreement that shall specify the Exercise Price, the number of Shares to which the Option pertains, the Option Period, any conditions to exercise of the Option, and such other terms and conditions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option. All grants of Options intended to constitute Incentive Stock Options and related Award Agreements shall comply with the requirements of Code Section 422.

Section 6.03.  Exercise Price.  Subject to the provisions of this Section, the Committee shall determine the Exercise Price under each Option.

(a)	Nonqualified Stock Options. The per-Share Exercise Price under a Nonqualified Stock Option shall be not less than one hundred percent (100%) of Fair Market Value of a Share on the Grant Date.

(b)	Incentive Stock Options. The per-Share Exercise Price under an Incentive Stock Option shall be not less than one hundred percent (100%) of Fair Market Value of a Share on the Grant Date; provided, however, if, on the Grant Date, the Participant (together with persons whose stock ownership is attributed to the Participant pursuant to Code Section 424(d)) owns securities possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the per-Share Exercise Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

(c)	Substitute Options. Notwithstanding the provisions of Subsections (a) and (b), if the Company or an Affiliate consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), individuals who become Employees on account of such transaction may be granted Options in substitution for options granted by such former employer or recipient of services. If such substitute Options are granted, the Committee, in its sole discretion and consistent with Code Section 424(a) and the requirements of Code Section 409A, may determine that such substitute Options shall have an Exercise Price less than one hundred (100%) of the Fair Market Value of the Shares to which the Options relate determined as of the Grant Dates. In carrying out the provisions of this Section, the Committee shall apply the principles contained in Section 4.04.

Section 6.04.  Duration of Options.  Subject to the terms and provisions of Section 15.01, the Option Period with respect to each Option shall commence and expire at such times as the Committee shall provide in the Award Agreement, provided that:

(a)	Options shall not be exercisable more than ten years after their respective Grant Dates;

(b)	Incentive Stock Options granted to an Employee who possesses more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, taking into account the attribution rules of Code Section 422(d), shall not be exercisable later than five years after their respective Grant Date(s); and

(c)	Subject to the limits of this Article, the Committee may, in its sole discretion, after an Option is granted, extend the option term, provided that such extension is not an extension for purposes of Code Section 409A and the guidance thereunder or, in the case of an Incentive Stock Option, a modification, extension, or renewal for purposes of Code Section 424(h).

Section 6.05.  Exercisability of Options.  Subject to the provisions of Section 15.01 and this Article, all Options granted under this Plan shall be exercisable at such times, under such terms, and subject to such restrictions and conditions as the Committee shall determine and specify in the applicable Award Agreement. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

Section 6.06.  Method of Exercise.  Subject to the provisions of this Article and the applicable Award Agreement, a Participant may exercise an Option, in whole or in part, at any time during the applicable Option Period by giving written notice to the Company of exercise on a form provided by the Committee (if available). Such notice shall specify the number of Shares subject to the Option to be purchased and shall be accompanied by payment in full of the total Exercise Price by cash or check or such other form of payment as the Company may accept. If permitted by the Committee or the applicable the Award Agreement, payment in full or in part may also be made by:

(a)	delivering Shares already owned by the Participant for more than six (6) months and having a total Fair Market Value on the date of such delivery equal to the total Exercise Price;

(b)	the delivery of cash by a broker-dealer pursuant to a Cashless Exercise; or

(c)	a combination of the foregoing.

No Shares shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a shareholder of the Company holding the class of Shares subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid the total Exercise Price, and such Shares have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant.

Section 6.07.  Restrictions on Share Transferability.  In addition to the restrictions imposed by Section 16.09, the Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable or appropriate, including, but not limited to, restrictions related to applicable federal and state securities laws and the requirements of any national securities exchange or market on which Shares are then listed or regularly traded.

Section 6.08.  Termination by Reason of Death, Disability, or Retirement.  Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant Terminates Service due to death, Disability, or Retirement, any unexpired and unexercised Options held by the Participant shall thereafter be fully exercisable until the expiration of the Option Period.

Section 6.09.  Other Termination.  Unless otherwise provided in the Award Agreement or determined by the Committee in its sole discretion, if a Participant incurs a Termination of Service that is involuntary on the part of the Participant (but is not due to death or Disability or is not with Cause) or is voluntary on the part of the Participant (but is not due to Retirement), any Options held by such Participant shall thereupon terminate, except that such Options, to the extent then exercisable at the time of such Termination of Service, may be exercised until the expiration of the shorter of the following two (2) periods: (i) the thirty (30) consecutive day period commencing on the date of such Termination of Service, or (ii) the date on which the Option Period expires. If a Participant incurs a Termination of Service with Cause, all of his Options shall terminate immediately as of the date of such Termination of Service.

Section 6.10.  Special Provision for Incentive Stock Options.  Notwithstanding any other provision of the Plan to the contrary, an Incentive Stock Option shall not be exercisable (i) more than three (3) months after the Participant’s Termination of Service for any reason other than Disability, or (ii) more than one (1) year after the Participant’s Termination of Service by reason of Disability.

ARTICLE VII.

STOCK APPRECIATION RIGHTS

Section 7.01.  Grant of SARs.  Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof to any Employee in such amounts as the Committee, in its sole discretion, shall determine. The Committee, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, the Exercise Price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date, and the Exercise Price of a Tandem SAR or an Affiliated SAR shall be equal to the Exercise Price of the Option to which such SAR relates. The number of Shares to which an SAR relates as well as the Exercise Price for an SAR shall be subject to adjustment pursuant to Section 4.04.

Section 7.02.  Exercise of Tandem SARs.  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. The following requirements shall apply to all Tandem SARs: (i) the Tandem SAR shall expire not later than the date on which the related Option expires; (ii) the value of the payout with respect to the Tandem SAR shall be no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Option and one hundred percent (100%) of the Fair Market Value of the Shares subject to the related Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Option to which the Tandem SAR relates exceeds the Exercise Price of such Option.

Section 7.03.  Exercise of Affiliated SARs.  An Affiliated SAR shall be deemed to be exercised upon the exercise of the Option to which the Affiliated SAR relates. Such deemed exercise of an Affiliated SAR shall not reduce the number of Shares subject to the related Option.

Section 7.04.  Exercise of Freestanding SARs.  Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall specify in the applicable Award Agreement.

Section 7.05.  SAR Award Agreement.  Each SAR shall be evidenced by an Award Agreement that specifies the exercise price, the expiration date of the SAR, the number of SARs, any conditions on the exercise of the SAR, and such other terms and conditions as the Committee, in its sole discretion, shall determine. The Award Agreement shall also specify whether the SAR is an Affiliated SAR, Freestanding SAR, Tandem SAR, or a combination thereof.

Section 7.06.  Expiration of SARs.  Each SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, as set forth in the applicable Award Agreement. Notwithstanding the foregoing, the terms and provisions of Section 6.04 also shall apply to Affiliated and Tandem SARs.

Section 7.07.  Payment of SAR Amount.  Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)	the positive difference between the Fair Market Value of a Share on the date of exercise and the Exercise Price; by

(b)	the number of Shares with respect to which the SAR is exercised.

At the sole discretion of the Committee, such payment may be in cash, in Shares that have a Fair Market Value equal to the cash payment calculated under this Section, or in a combination of cash and Shares.

Section 7.08. Termination of SAR.  An Affiliated SAR or Tandem SAR shall terminate at such time as the Option to which such SAR relates terminates. A Freestanding SAR shall terminate at the time provided in the applicable Award Agreement, and under no circumstances more than 10 years from the Grant Date.

ARTICLE VIII.

RESTRICTED STOCK

Section 8.01.  Grants of Restricted Stock.  Subject to the terms and provisions of the Plan, including Article XII, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to any Employee in such amounts as the Committee, in its sole discretion, shall determine.

Section 8.02.  Restricted Stock Award Agreement.  Each Award of Restricted Stock shall be evidenced by an Award Agreement, which shall specify the Period of Restriction, the number of Shares granted, and the terms and conditions of the Award. The Committee may, in its discretion, set Performance Targets that must be satisfied for the restrictions on some or all of the Shares to be released at the end of the Period of Restriction.

Section 8.03.  Restrictions on Transferability.  Except as provided in Section 16.09 or this Article, Shares of Restricted Stock may not be sold, transferred, assigned, margined, encumbered, gifted, bequeathed, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, until the end of the applicable Period of Restriction.

Section 8.04.  Other Restrictions.  The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate in accordance with this Article.

(a)	General Restrictions. The Committee may impose restrictions on Restricted Stock based upon any one or more of the following criteria: (i) the achievement of specific Performance Targets, (ii) vesting based on period of service with the Company and any of its Subsidiaries, (iii) applicable federal or state securities laws, or (iv) any other basis determined by the Committee, in its sole discretion.

(b)	Section 162(m) Performance Restrictions. Notwithstanding any other provision of this Section to the contrary, for purposes of qualifying grants of Restricted Stock as Performance-Based Compensation, the Committee shall establish restrictions based upon the achievement of pre-established Performance Targets. The specific Performance Targets that must be satisfied for the Period of Restriction to lapse or terminate shall be established by the Committee on or before the latest date permissible to enable the Restricted Stock to qualify as Performance-Based Compensation. In granting Restricted Stock that is intended to qualify as Performance-Based Compensation, the Committee shall follow any procedures that it determines to be necessary, advisable, or appropriate to ensure such qualification.

(c)	Legend on Certificates. The Committee, in its sole discretion, may require the placement of a legend on certificates representing Shares of Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

THE SALE, PLEDGE, OR OTHER TRANSFER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE, WHETHER VOLUNTARY, INVOLUNTARY, OR BY OPERATION OF LAW, IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER UNDER FEDERAL AND STATE SECURITIES LAWS AND UNDER THE OLD NATIONAL BANCORP 2008 INCENTIVE COMPENSATION PLAN, AS SET FORTH IN AN AWARD AGREEMENT EXECUTED THEREUNDER. A COPY OF SUCH PLAN AND SUCH AWARD AGREEMENT MAY BE OBTAINED FROM THE CORPORATE SECRETARY OF OLD NATIONAL BANCORP.

Section 8.05.  Removal of Restrictions.  Except as otherwise provided in this Article, as soon as practicable after the applicable Period of Restriction lapses, Shares of Restricted Stock covered by an Award shall be subject to release to the Participant. The number of Shares to be released shall be determined as a function of the extent to which the applicable Performance Targets have been achieved. To the extent that the Shares are not earned, they shall be forfeited. Except in the case of Awards of Restricted Stock to Covered Employees that are intended to constitute Performance-Based Compensation (the vesting and/or earning of which can be accelerated only as provided in Section 15.01), the Committee, in its sole discretion, may accelerate the time at which any restrictions shall lapse or remove any restrictions.

Section 8.06.  Voting Rights.  During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the applicable Award Agreement provides otherwise.

Section 8.07.  Return of Restricted Stock to Company.  On the date set forth in the applicable Award Agreement, the Restricted Stock for which restrictions have not lapsed by the last day of the Period of Restriction shall revert to the Company and thereafter shall be available for the grant of new Awards.

Section 8.08.  Termination of Service.

(a)	Unless otherwise provided in an Award Agreement or the Plan, if a Participant Terminates Service during the Period of Restriction, his Shares of Restricted Stock then outstanding shall be treated as provided in this Section.

(b)	If a Participant Terminates Service during the Period of Restriction for any reason other than death, Disability, or Retirement, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participant and thereafter shall be available for the grant of new Awards; provided, however, subject to the limitations of Subsection (e), the Committee shall have the sole discretion to waive, in whole or in part, any or all remaining restrictions with respect to any or all of such Participant’s Shares of Restricted Stock.

(c)	If a Participant Terminates Service during the Period of Restriction on account of his Disability or Retirement, his Shares of Restricted Stock shall remain outstanding as if he had not Terminated Service, and restrictions shall lapse as if and at the same time as such restrictions would have lapsed had the Participant not Terminated Service.

(d)	If a Participant Terminates Service due to death during the Period of Restriction, the restrictions on his Shares of Restricted Stock shall lapse, and the Participant’s Beneficiary shall, on the date of such Termination of Service, be fully vested in the Restricted Stock.

(e)	Notwithstanding any other provision of this Section to the contrary, in the case of grants of Restricted Stock to Covered Employees that the Committee intends to qualify as Performance-Based Compensation, except as provided in Subsection (d) or Section 15.01, no shares of Restricted Stock shall become vested unless the applicable Performance Targets have first been met. If the vesting of shares of Restricted Stock is accelerated after the applicable Performance Targets have been met, the amount of Restricted Stock released from restrictions shall be discounted by the Committee to reasonably reflect the time value of money in connection with such early vesting.

ARTICLE IX.

PERFORMANCE UNITS AND PERFORMANCE SHARES

Section 9.01.  Grant of Performance Units/Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to any Employee in such amounts as the Committee, in its sole discretion, shall determine. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant, subject to the express limitations of the Plan, including Article XII.

Section 9.02.  Value of Performance Units/Shares.  Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

Section 9.03.  Performance Objectives and Other Terms.  The Committee shall set performance objectives in its sole discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares, or both, that will be paid to the Participant. Each Award of Performance Units or Performance Shares shall be evidenced by an Award Agreement that shall specify the number of

Performance Units or Performance Shares, the Performance Period, the performance objectives, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

(a)	General Performance Objectives. The Committee may set performance objectives based upon (i) the achievement of Performance Targets, (ii) applicable Federal or state securities laws, or (iii) any other basis determined by the Committee in its sole discretion.

(b)	Section 162(m) Performance Objectives. Notwithstanding any other provision of this Section to the contrary, for purposes of qualifying grants of Performance Units or Performance Shares to Covered Employees as Performance-Based Compensation, the Committee shall establish the specific Performance Targets applicable to Performance Units or Performance Shares. Such Performance Targets shall be set by the Committee on or before the latest date permissible to enable the Performance Units or Performance Shares, as the case may be, to qualify as Performance-Based Compensation. In granting Performance Units or Performance Shares to Covered Employees that are intended to qualify as Performance-Based Compensation, the Committee shall follow any procedures that it determines to be necessary, advisable, or appropriate to ensure such qualification.

Section 9.04.  Earning of Performance Units/Shares.  After the applicable Period of Restriction has ended, the holder of Performance Units or Performance Shares shall be entitled to receive those Performance Units or Performance Shares, as the case may be, earned by the Participant over the Performance Period, to be determined as a function of the extent to which the applicable Performance Targets have been achieved. Except in the case of Performance Targets applicable to Performance Units or Performance Shares granted to Covered Employees which are intended to qualify as Performance-Based Compensation (which cannot be reduced or waived except as provided in Section 15.01), after the grant of a Performance Unit or Performance Share, the Committee, in its sole discretion, may reduce or waive any Performance Targets or related business criteria applicable to such Performance Unit or Performance Share.

Section 9.05.  Form and Timing of Payment of Performance Units/Shares.  Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the end of the applicable Period of Restriction. The Committee, in its sole discretion, may pay earned Performance Units or Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as the case may be, determined as of the last day of the applicable Performance Period), or a combination thereof.

Section 9.06.  Cancellation of Performance Units/Shares.  On the date set forth in the applicable Award Agreement, all Performance Units or Performance Shares which have not been earned or vested shall be forfeited and thereafter shall be available for the grant of new Awards.

Section 9.07.  Termination of Service.

(a)	Unless otherwise provided in an Award Agreement or the Plan, if a Participant Terminates Service during the Performance Period or Period of Restriction, his Performance Units and Performance Shares shall be treated as provided in this Section.

(b)	If a Participant Terminates Service during the Performance Period or Period of Restriction for any reason other than death, Disability, or Retirement, all of his Performance Units and Performance Shares then outstanding shall be forfeited and thereafter shall be available for the grant of new Awards; provided, however, subject to the limitations of Subsection (e), the Committee shall have the sole discretion to waive, in whole or in part, any or all requirements with respect to any or all of such Participant’s Performance Units and/or Performance Shares.

(c)	If a Participant Terminates Service during the Performance Period or Period of Restriction on account of his Disability or Retirement, his Performance Units and Performance Shares shall remain outstanding as if he had not Terminated Service, and payments with respect to such Performance Units and/or Performance Shares shall be made at the same time as payments are made to Participants who did not incur a Termination of Service during the applicable Performance Period or Period of Restriction.

(d)	If a Participant Terminates Service due to death during the Performance Period or Period of Restriction, the performance requirements and/or restrictions with respect to his Performance Units and Performance Shares shall lapse, and the Participant’s Beneficiary shall, on the date of such Termination of Service, be fully entitled to payment under such Performance Units and Performance Shares as if targeted performance had been achieved and the Performance Period ended on the date of the Participant’s death, and such payments shall be made within sixty (60) days after the Participant’s death.

(e)	Notwithstanding any other provision of this Section to the contrary, in the case of grants of Performance Units and/or Performance Shares to Covered Employees that the Committee intends to qualify as Performance-Based Compensation, except as provided in Subsection (d) or Section 15.01, no Performance Units or Performance Shares shall become vested unless the applicable Performance Targets have first been met.

ARTICLE X.

SHARE GRANTS

Subject to the provisions of the Plan, including Article XII and this Section, the Committee may make an Award of Shares to any Employee in such amount as the Committee, in its sole discretion, may determine. A grant pursuant to this Section may be evidenced by a Share Award Agreement or such other document as the Committee, in its sole discretion, determines to be appropriate; provided, however, the Shares shall be freely transferable, and the Committee shall not impose Performance Targets, a Period of Restriction, or any other conditions, restrictions, or risks of forfeiture on the Award. Awards of shares pursuant to this Section shall be subject to the withholding requirements of Article XIV.

ARTICLE XI.

SHORT-TERM INCENTIVE AWARDS

The Committee may grant performance awards pursuant to the terms of the STIP, as set out in Appendix A.

ARTICLE XII.

LIMITS ON AWARDS

Section 12.01.  Limitation on Shares Issued Pursuant to Awards.  Notwithstanding any other provision of this Plan to the contrary, the Committee may not grant Awards to any Participant under this Plan during any three consecutive calendar year period that would result in more than Five Hundred Thousand (500,000) Shares being issued to such Participant. For purposes of this Section, Shares issued pursuant to the 1999 Plan shall be deemed issued pursuant to this Plan. The limitations of this Section shall be subject to adjustment as provided in Section 4.04.

Section 12.02.  Limitation on Cash Awards.  Notwithstanding any other provision of this Plan to the contrary, the Committee may not grant cash Awards to any Participant under this Plan during any three consecutive calendar year period that exceed Seven Million Five Hundred Thousand Dollars ($7,500,000).

ARTICLE XIII.

AMENDMENT, TERMINATION, AND DURATION

Section 13.01.  Amendment, Suspension, or Termination.  The Board may supplement, amend, alter, or discontinue the Plan in its sole discretion at any time and from time to time, but no supplement, amendment, alteration, or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant’s consent, except that any supplement, amendment, alteration, or discontinuation may be made to (i) avoid a material charge or expense to the Company or an Affiliate, (ii) cause this Plan to comply with applicable law, or (iii) permit the Company or an Affiliate to claim a tax deduction under applicable law. In addition, subject to the provisions of this Section, the Board of Directors, in its sole discretion at any time and from time to time, may supplement, amend, alter, or discontinue this Plan without the approval of the Company’s shareholders (i) to the extent such approval is not required by applicable law or the terms of a written agreement, and (ii) so long as any such amendment or alteration does not increase the number of Shares subject to this Plan (other than pursuant to Section 4.04) or increase the maximum number of Options, SARs, Shares of Restricted Stock, Performance Units, Performance Shares, Shares, or Short-Term Incentive Awards that the Committee may award to an individual Participant under the Plan. The Committee may supplement, amend, alter, or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as apply to the Board under the foregoing provisions of this Section, subject to any approval or limitations the Board may impose.

Section 13.02.  Duration of The Plan and Shareholder Approval.  The Plan shall become effective on the Effective Date and shall terminate automatically five years thereafter, unless terminated pursuant to its terms before that time. Notwithstanding the preceding sentence, termination of the Plan shall not affect any Award granted before the date of termination, unless expressly provided in the applicable Award Agreement or a duly adopted Plan amendment.

ARTICLE XIV.

TAX WITHHOLDING

Section 14.01.  Withholding Requirements.  Prior to the delivery of any Shares or cash pursuant to the payment or exercise of an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy all federal, state, and local income and employment taxes required to be withheld with respect to the payment or exercise of such Award.

Section 14.02.  Withholding Arrangements.  The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part, by (i) electing to have the Company withhold otherwise deliverable Shares (except in the case of exercises of Incentive Stock Options), or (i) delivering to the Company Shares then owned by the Participant having a Fair Market Value equal to the amount required to be withheld; provided, however, that any shares delivered to the Company shall satisfy the ownership requirements specified in Section 6.06(a). The amount of the withholding requirement shall be deemed to include any amount that the Committee agrees may be withheld at the time any such election is made, not to exceed, in the case of income tax withholding, the amount determined, based upon minimum statutory requirements, by using the maximum federal, state, or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of income tax to be withheld is determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

ARTICLE XV.

CHANGE IN CONTROL

Section 15.01.  Change in Control.  Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, all Awards then outstanding that either are not then exercisable or are subject to any restrictions or Performance Targets shall, unless otherwise provided for in the Award Agreements applicable thereto, become immediately exercisable, and all restrictions and Performance Targets shall be removed, as of the first date that the Change in Control has been deemed to have occurred, and shall remain removed for the remaining life of the Award as provided herein and within the provisions of the related Award Agreements.

Section 15.02.  Definition.  For purposes of Section 15.01, a “Change in Control” shall mean that the conditions or events set forth in any one or more of the following subsections shall have occurred:

(a)	the acquisition by any person (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 (“Act”)), other than the Company, a subsidiary, and any employee benefit plan of the Company or a subsidiary, of twenty-five percent (25%) or more of the combined voting power entitled to vote generally in the election of the directors of the Company’s then outstanding voting securities;

(b)	the persons who were serving as the members of the Board of Directors immediately prior to the commencement of a proxy contest relating to the election of directors or a tender or exchange offer for voting securities of the Company (“Incumbent Directors”) shall cease to constitute at least a majority of the Board of Directors (or the board of directors of any successor to the Company) at any time within one year of the election of directors as a result of such contest or the purchase or exchange of voting securities of the Company pursuant to such offer, provided that any director elected to the Board of Directors, or nominated for election, by a majority of the Incumbent Directors then still in office and whose nomination or election was not made at the request or direction of the person(s) initiating such contest or making such offer shall be deemed to be an Incumbent Director for purposes of this Subsection (b);

(c)	consummation of a merger, reorganization, or consolidation of the Company, as a result of which persons who were shareholders of the Company immediately prior to such merger, reorganization, or consolidation do not, immediately thereafter, own, directly or indirectly and in substantially the same proportions as their ownership of the stock of the Company immediately prior to the merger, reorganization, or consolidation, more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of (i) the merged, reorganized, or consolidated company or (ii) an entity that, directly or indirectly, owns more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the company described in clause (i);

(d)	a sale, transfer, or other disposition of all or substantially all of the assets of the Company, which is consummated and immediately following which the persons who were shareholders of the Company immediately prior to such sale, transfer, or disposition, do not own, directly or indirectly and in substantially the same proportions as their ownership of the stock of the Company immediately prior to the sale, transfer, or disposition, more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of (i) the entity or entities to which such assets are sold or transferred or (ii) an entity that, directly or indirectly, owns more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the entities described in clause (i); or

(e)	the shareholders of the Company approve a liquidation of the Company.

ARTICLE XVI.

MISCELLANEOUS

Section 16.01.  Mistake of Fact.  Any mistake of fact or misstatement of facts shall be corrected when it becomes known by a proper adjustment to an Award or Award Agreement.

Section 16.02.  Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document, or other information which the person relying thereon considers pertinent and reliable, and signed, made, or presented by the proper party or parties.

Section 16.03.  Notices.  Any notice or document required to be given to or filed with the Committee will be properly given or filed if hand delivered (and a delivery receipt is received) or mailed by certified mail, return receipt requested, postage paid, to the Committee at Box 718, Evansville, Indiana 47705.

Section 16.04.  No Effect on Employment or Service.  Neither the Plan, the grant of an Award, or the execution of an Award Agreement shall confer upon any Participant any right to continued employment by the Company or an Affiliate or interfere with or limit in any way the right of the Company or an Affiliate to terminate any Participant’s employment or service at any time, with or without Cause. Employment with the Company and its Affiliates is on an at-will basis only, unless otherwise provided by a written employment or severance agreement, if any, between the Participant and the Company or Affiliate, as the case may be. If there is any conflict between the provisions of the Plan and an employment or severance agreement between a Participant and the Company or an Affiliate, the provisions of such employment or severance agreement shall control, including, but not limited to, the vesting and forfeiture of any Awards.

Section 16.05.  No Company Obligation.  Unless required by applicable law, the Company, an Affiliate, the Board of Directors, and the Committee shall not have any duty or obligation to disclose material information to a record or beneficial holder of Shares or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon, or in connection with the receipt, exercise, or distribution of an Award. In addition, neither the Company, an Affiliate, the Board of Directors, the Committee, nor any attorney, accountant, advisor, or agent for any of the foregoing shall provide any advice, counsel, or recommendation to any Participant with respect to an Award.

Section 16.06.  Participation.  No Employee shall have the right to be selected to receive an Award, or, having been selected, to be selected to receive a future Award. Participation in the Plan will not give any Participant any right or claim to any benefit under the Plan, unless such right or claim has accrued under the express terms of the Plan.

Section 16.07.  Liability and Indemnification.  No member of the Board, the Committee, or any officer or employee of the Company or any Affiliate shall be personally liable for any action, failure to act, decision, or determination made in good faith in connection with the Plan. By participating in the Plan, each Participant agrees to release and hold harmless the Company and its Affiliates (and their respective directors, officers, and employees) and the Committee from and against any tax liability, including, but not limited to, interest and penalties, incurred by the Participant in connection with his receipt of Awards under the Plan and the payment and exercise thereof. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense (including, but not limited to, attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s prior written approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at the Company’s expense, to handle and defend such claim, action, suit, or proceeding before he or she undertakes to handle and defend the same on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, by contract, as a matter of law or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

Section 16.08.  Successors.  All obligations of the Company hereunder with respect to Awards shall be binding on any successor to the Company, whether or not the existence of such successor is the result of a Change in Control of the Company. The Company shall not, and shall not permit its Affiliates to, recommend, facilitate, or agree or consent to a transaction or series of transactions that would result in a Change in Control of the Company unless and until the person or persons or entity or entities acquiring control of the Company as a result of such Change in Control agree(s) to be bound by the terms of the Plan insofar as it pertains to Awards theretofore granted and agrees to assume and perform the obligations of the Company hereunder.

Section 16.09.  Nontransferability of Awards.  Except as provided in Subsection (a) or (b), no Award can be sold, transferred, assigned, margined, encumbered, bequeathed, gifted, alienated, hypothecated, pledged, or otherwise disposed of, whether by operation of law, whether voluntarily or involuntarily or otherwise, other than by will or by the laws of descent and distribution. In addition, no Award shall be subject to execution, attachment, or similar process. Any attempted or purported transfer of an Award in contravention of the Plan or an Award Agreement shall be null and void ab initio and of no force or effect whatsoever. All rights with respect to an Award granted to a Participant shall be exercisable during his or her lifetime only by the Participant.

(a)	Limited Transfers of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may, in its sole discretion, permit the transfer of Nonqualified Stock Options by a Participant to: (i) the Participant’s spouse, any children or lineal descendants of the Participant or the Participant’s spouse, or the spouse(s) of any such children or lineal descendants (Immediate Family Members), (ii) a trust or trusts for the exclusive benefit of Immediate Family Members, or (iii) a partnership or limited liability company in which the Participant and/or the Immediate Family Members are the only equity owners, (collectively, Eligible Transferees); provided, however, that, if the Committee permits the transfer of Nonqualified Stock Options granted to the Participant, the Committee may subsequently, in its sole discretion, amend, modify, revoke, or restrict, without the prior consent, authorization, or agreement of the Eligible Transferee, the ability of the Participant to transfer Nonqualified Stock Options that have not been already transferred to an Eligible Transferee. An Option that is transferred to an Immediate Family Member shall not be transferable by such Immediate Family Member, except for any transfer by such Immediate Family Member’s will or by the laws of descent and distribution upon the death of such Immediate Family Member. Incentive Stock Options granted shall not be transferable pursuant to this Subsection.

(b)	Exercise by Eligible Transferees. If the Committee, in its sole discretion, permits the transfer of Nonqualified Stock Options by a Participant to an Eligible Transferee under Subsection (a), the Options transferred to the Eligible Transferee must be exercised by such Eligible Transferee and, in the event of the death of such Eligible Transferee, by such Eligible Transferee’s executor or administrator only in the same manner, to the same extent, and under the same circumstances (including, but not limited to, the time period within which the Options must be exercised) as the Participant could have exercised such Options. The Participant, or in the event of his or her death, the Participant’s estate, shall remain liable for all federal, state, local, and other taxes applicable upon the exercise of a Nonqualified Stock Option by an Eligible Transferee.

Section 16.10.  No Rights as Shareholder.  Except as expressly provided in Article VIII, no Participant (or any Beneficiary) shall have any of the rights or privileges of a shareholder of the Company with respect to any Shares issuable pursuant to an Award (or the exercise thereof), unless and until certificates representing such Shares shall have been recorded on the Company’s official shareholder records (or the records of its transfer agents or registrars) as having been issued and transferred to the Participant (or his or her Beneficiary).

Section 16.11.  Funding.  Benefits payable under this Plan to any person shall be paid by the Company from its general assets. Shares to be distributed hereunder shall be issued directly by the Company from its authorized but unissued Shares or acquired by the Company on the open market, or a combination thereof. Neither the Company nor any of its Affiliates shall be required to segregate on their books or otherwise establish any funding procedure for any amount to be used for the payment of benefits under this Plan. The Company or any of its Affiliates may, however, in their sole discretion, set funds aside in investments to meet any anticipated obligations under this Plan. Any such action or set-aside shall not be deemed to create a trust of any kind between the Company or any of its Affiliates and any Participant or other person entitled to benefits under the Plan or to constitute the funding of any Plan benefits. Consequently, any person entitled to a payment under the Plan will have no rights greater than the rights of any other unsecured general creditor of the Company or its Affiliates.

Section 16.12.  Use of Proceeds.  The proceeds received by the Company from the sale of Shares pursuant to the Plan will be used for general corporate purposes.

OLD NATIONAL BANCORP

DATED:	By:
Robert Jones, President and
Chief Executive Officer

ATTEST:

By:
Jeffrey L. Knight Corporate Secretary and Chief Legal Counsel

Appendix A

OLD NATIONAL BANCORP
SHORT-TERM INCENTIVE COMPENSATION PLAN
FOR KEY EXECUTIVES

ARTICLE I.

GENERAL PROVISIONS

Section 1.01.  Establishment.  The Company has established the Old National Bancorp Short-Term Incentive Compensation Plan for Key Executives (“STIP”). The STIP is part of the Old National Bancorp 2008 Incentive Compensation Plan (“Plan”), and the terms of the Plan are incorporated as part of the STIP. The STIP is effective as of the effective date of the Plan.

Section 1.02.  Purpose.  The purpose of the STIP is to advance the interests of the Company and its Subsidiaries by providing an annual incentive bonus to be paid to selected key Executive Employees based on the achievement of pre-established quantitative performance goals. The Plan is a performance-based compensation plan, as defined in Code Section 162(m), and payments under the Plan are intended to qualify as Performance-Based Compensation.

ARTICLE II.

DEFINED TERMS.

Section 2.01.  Definitions.  For purposes of this document, unless another definition is set out below, when the initial letter of a word (or each word in a term) is capitalized, the term shall have the meaning specified in Article II of the Plan. For purposes of this document, when the initial letter of the following words (or each word in the following terms) is capitalized, the term shall have the meaning specified below:

(a)	“Executive Employee” means any key executive employee of the Company or a Subsidiary, as determined by the Committee.

(b)	“Participant” means, with respect to a calendar year, an Executive Employee to whom the Committee has granted a Performance Award for the year.

(c)	“Performance Award Payment” means the amount payable under a Performance Award, based on the achievement of Performance Targets.

(d)	“Performance Period” means the calendar year.

ARTICLE III.

ADMINISTRATION

The Committee shall administer the STIP, and it shall have all powers and authority necessary or appropriate to the fulfillment of its duties hereunder. Except as limited by the express provisions of the Plan, the STIP, or resolutions adopted by the Board, the Committee also shall have the authority and discretion to interpret the STIP, to establish and revise rules and regulations relating to the STIP, and to make any other determinations that it believes necessary or advisable for administration of the STIP.

ARTICLE IV.

PERFORMANCE AWARDS

Section 4.01.  Selection of Participants.  The Committee shall have the authority to grant Performance Awards to one or more Executive Employees.

IIA-1

Section 4.02.  Award Criteria.

(a)	Before March 31 of each calendar year for which it grants a Performance Award, the Committee shall establish (i) the Performance Measures and Performance Targets applicable to each Performance Award for that year and (ii) an objective formula for computing the Performance Award Payment based on such Performance Measures and Performance Targets. The Committee shall have sole discretion to determine the Performance Measures and Performance Targets applicable to each Performance Award and the formula for calculating the amount of the Performance Award Payment. The Committee may establish a minimum level of performance for Performance Award Payments to be made. In addition, the Committee may establish minimum, target, and maximum Performance Targets, with the size of the Performance Award based on the level attained. Once established, Performance Targets, Performance Measures, and the related formula shall not be changed during the Performance Period; provided, however, that the Committee may, in its discretion, eliminate or decrease the amount of a Performance Award Payment to any Participant.

(b)	The Committee may impose conditions in addition to those imposed pursuant to Subsection (a), including but not limited to a condition that the Participant be employed by the Company or an Affiliate on the payment date and/or a condition that the Participant be employed by the Company or an Affiliate on the payment date and/or a condition that the Participant re-pay the Award if he engages in prohibited competition with the Company or an Affiliate.

Section 4.03.  Certification of Performance.  As soon as practicable after the Company’s audited financial statements are available for a Performance Period, the Committee shall determine the Company’s performance in relation to the Performance Targets for the Performance Period; and it shall certify in writing the extent to which the Performance Targets were achieved.

Section 4.04.  Performance Award Payments.

(a)	Subject to the provisions of Subsection (b) and (c) and Section 4.05, Performance Pay Awards, as determined Committee in accordance with its pre-established objective formula, shall be paid in cash. Each Performance Award Payment with respect to a calendar year shall be made during the first three months after the end of that calendar year or as soon as practicable thereafter (and under no circumstances later than six months after the end of such calendar year). Federal, state and local taxes shall be withheld from the Performance Award Payment.

(b)	Notwithstanding Subsection (a), the Committee may, in its discretion, reduce or eliminate the amount of any Performance Award Payment, as it deems appropriate.

(c)	Notwithstanding any other provision of the STIP, under no circumstances shall the Performance Award Payment amount for a Participant pursuant to the STIP for a calendar year exceed the lesser of (i) two times the Participant’s base salary for such year or (ii) Two Million Five Hundred Thousand Dollars ($2,500,000).

Section 4.05.  Termination of Service.  To receive a Performance Award Payment, a Participant must be employed by the Company or an Affiliate on the last day of the Performance Period. Notwithstanding the preceding sentence, if a Participant Terminates Service before such date on account of his or her death, Disability, or Retirement, the Committee may determine that the Participant shall be paid all or a portion of the total Performance Award Payment that the Participant would have received if he or she had been employed on the last day of the Performance Period. If the Participant is employed on the last day of the calendar year, but was not employed during the entire calendar year, the Participant shall receive a pro-rated payout for that part of the year in which he or she was a Participant. If the Participant is deceased at the time of a STIP payment, the payment shall be made to the Participant’s estate.

ARTICLE V.

TERM

The STIP is contingent on approval of the Plan, of which the STIP is a part, by the Company’s shareholders at the Company’s 2008 Annual Meeting of Shareholders, and shall remain in effect until such time as it shall be terminated by the Board of Directors of the Company or, if earlier, five years after its approval by the Company’s shareholders.

IIA-2

ARTICLE VI.

MISCELLANEOUS

Section 6.01.  Amendment and Termination.  The Committee may amend, suspend or terminate the STIP at any time in its sole and absolute discretion. Any amendment or termination of the STIP, however, shall not affect the right of a Participant to receive any earned but unpaid Performance Award Payment. The Committee may amend the STIP without shareholder approval, unless such approval is necessary to comply with applicable laws, including provisions of the Securities Exchange Act of 1934 and Code Section 162(m). Termination of the STIP shall not affect any Awards previously granted.

Section 6.02.  Section 162(m) Compliance.  It is the intent of the Company that awards made pursuant to the STIP constitute Qualified Performance-Based Compensation. Accordingly, the STIP shall be interpreted in a manner consistent with Code 162(m). If any provision of the STIP is intended to but does not comply with, or is inconsistent with, the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to and comply with Section 162(m).

Section 6.03.  Additional Payments.  Nothing in the STIP precludes the Company from making additional payments or special awards to Participants outside of the Plan that may or may not qualify as Performance-Based Compensation, provided that such payment or award does not affect the qualification of any incentive compensation payable under the Plan as Performance-Based Compensation.

IIA-3

OLD NATIONAL BANCORP
One Main Street
Evansville, Indiana 47708

INTERNET VOTING INSTRUCTIONS
You can vote by Internet 24 hours a day, 7 days a week.
To vote online, have the voting form in hand, go to www.oldnational.com and follow the simple online instructions.
Note: If voting by Internet, your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned your Proxy Card. The Internet voting facilities will close at 12:00 p.m.
(Central Time Zone) on May 14, 2008.
VOTE BY MAIL
On the reverse side, please mark your Proxy Card. Then sign, date, and return the Proxy Card in the enclosed postage-paid envelope. If you VOTE BY INTERNET, please DO NOT RETURN YOUR PROXY CARD IN THE MAIL.
Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to be held on May 15, 2008. The Proxy Statement and 2007 Annual Report to Shareholders is available at
http://www.snl.com/irweblinkx/docs.aspx?iid=100391.
SIGN AND DATE THIS CARD.
¯ DETACH PROXY CARD HERE ¯

3)	Ratification of the appointment of Crowe Chizek and Company LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2008.

FOR ☐	AGAINST ☐	ABSTAIN ☐
4)	The Proxies are hereby granted authority to vote, in their discretion, upon such other business as may properly come before the May 15, 2008 Annual Meeting and any adjournments or postponements thereof.
This PROXY, when properly executed, will be voted in the manner directed herein by the undersigned
SHAREHOLDER(S). If no direction is made, this PROXY WILL BE VOTED FOR Proposals 1-3.
ALL EARLIER PROXIES ARE HEREBY REVOKED.

Signature(s)	Date

Signature(s)	Date
Joint owners should each sign personally. Trustees, corporate officers and others signing in a representative capacity should indicate the capacity in which they sign.

ADMISSION TICKET
PLEASE BRING THIS TICKET TO THE ANNUAL MEETING.
It will expedite your admittance when presented upon your arrival.
OLD NATIONAL BANCORP
2008 Annual Meeting of Shareholders
Thursday, May 15, 2008 - 10:00 a.m. EDT / Vincennes Time
(9:00 a.m. CDT / Evansville Time)
Red Skelton Center on the Vincennes University Campus
20 Portland Avenue, Vincennes, Indiana
RETAIN ADMISSION TICKET.

¯ DETACH AND RETURN R.S.V.P. CARD HERE. ¯

PLEASE RESPOND BY MAY 8, 2008
     Kindly print your name(s)
                                                                  # of people attending meeting only.
                                                                   # of people attending meeting and reception.
     Please return R.S.V.P. card with your Proxy in the enclosed envelope.

¯ DETACH PROXY CARD HERE ¯

OLD NATIONAL BANCORP
PROXY
This Proxy is solicited by the Board of Directors for use at the Annual Meeting of Shareholders to be held on May 15, 2008, and any adjournments or postponements thereof.

The undersigned hereby appoints Stephan E. Weitzel, Peter B. Mogavero, and Jeffrey L. Knight, and each of them singly, as Proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as indicated herein, all the shares of common stock of OLD NATIONAL BANCORP held of record by the undersigned on March 7, 2008, and which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on May 15, 2008, and all adjournments or postponements thereof, on the following matters.

1)	The election of the Company’s Board of Directors consisting of eleven Directors to serve for one year and until the election and qualification of their successors. (Mark only one box below.)

01 – Joseph D. Barnette, Jr.	02 – Alan W. Braun	03 – Larry E. Dunigan	04 – Niel C. Ellerbrook
05 – Andrew E. Goebel	06 – Robert G. Jones	07 – Phelps L. Lambert	08 – Arthur H. McElwee, Jr.
09 – Marjorie Z. Soyugenc	10 – Kelly N. Stanley	11 – Charles D. Storms

☐ FOR ALL NOMINEES LISTED HEREIN (except as indicated below)	☐ WITHHOLD AUTHORITY FOR ALL NOMINEES
Instruction: To withhold authority to vote for any individual nominee, print the number(s) of the nominee(s) on the line provided.
2)	Approval of the Old National Bancorp 2008 Incentive Compensation Plan.
FOR  ☐                     AGAINST  ☐                     ABSTAIN   ☐